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                                                                     EXHIBIT 1.1




                                     EXHIBIT


                              ARRAN FUNDING LIMITED



                                 $7,500,000,000



                    ARRAN FUNDING MEDIUM TERM NOTE PROGRAMME


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                                DEALER AGREEMENT
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                                    CONTENTS
CLAUSE                                                                      PAGE
1.     Interpretation..........................................................2
2.     Issuing Notes...........................................................8
3.     Conditions Precedent....................................................9
4.     Undertakings And Indemnity By The Dealers..............................15
5.     Undertakings By The Issuer, The Loan Note Issuer And The Receivables
       Trustee................................................................16
6.     Undertakings By The Issuer.............................................17
7.     Representations And Warranties By The Issuer, The Transferors, The Loan
       Note Issuer And The Receivables Trustee................................21
8.     Obligations ...........................................................34
9.     Non-Petition And Limited Recourse......................................35
10.    Covenant Of The Issuer, The Transferors, The Loan Note Issuer And The
       Receivables Trustee....................................................36
11.    Indemnity By The Issuer, The Transferors, Loan Note Issuer And The
       Receivables Trustee....................................................36
12.    Selling Restrictions...................................................39
13.    Authority To Distribute Documents......................................40
14.    Status Of The Arranger.................................................40
15.    Fees And Expenses......................................................40
16.    Notices................................................................42
17.    Changes In Dealers.....................................................43
18.    Increase In Authorised Amount..........................................44
19.    Assignment..................................................,..........44
20.    Currency Indemnity.....................................................45
21.    Law And Jurisdiction...................................................46
22.    Counterparts.................................................,.........47
23.    Rights OF Third Parties................................................47

SCHEDULE 1  SELLING RESTRICTIONS..............................................48

SCHEDULE 2  INITIAL CONDITIONS PRECEDENT......................................50

SCHEDULE 3  PRO FORMA SUBSCRIPTION AGREEMENT..................................52

SCHEDULE 4  NOTICE AND CONTACT DETAILS........................................65

SCHEDULE 5  FORM OF DEALER ACCESSION LETTER...................................67

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SCHEDULE 6  FORM OF NOTICE OF INCREASE OF AUTHORISED AMOUNT...................69


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THIS AGREEMENT is made on 10 November, 2005 as amended and restated on [o] 2006

BETWEEN

(1) ARRAN FUNDING LIMITED, a private limited liability company incorporated in Jersey, Channel Islands with company number 88474, having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX (the "ISSUER");

(2) THE ROYAL BANK OF SCOTLAND PLC, a public limited liability company incorporated in Scotland with company number 90312, having its registered office at 36 St Andrew Square, Edinburgh, EH2 2YB, Scotland ("RBS");

(3) NATIONAL WESTMINSTER BANK PLC, a public limited liability company incorporated in England and Wales with company number 929027, having its registered office at 135 Bishopsgate, London EC2M 3UR ("NATWEST", a "TRANSFEROR" and together with RBS, the "TRANSFERORS");

(4) RBS CARDS SECURITISATION FUNDING LIMITED, a private limited liability company incorporated in Jersey, Channel Islands with company number 76199, having its registered office at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ ("LOAN NOTE ISSUER");

(5) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED a private limited company incorporated in Jersey, Channel Islands with company number 76197, having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX (the "RECEIVABLES TRUSTEE");

(6) GREENWICH CAPITAL MARKETS, INC., a company incorporated in Delaware with company number 13-3172275 acting through its office at 600 Steamboat Road, Greenwich, Connecticut 06830, United States of America ("GCM"), as US distributor for RBS ("US DISTRIBUTOR" and "CO-LEAD DEALER"); and

(7)     THE ROYAL BANK OF SCOTLAND PLC, acting through its Global
        Banking & Markets business at 135 Bishopsgate, London EC2M 3UR (as the arranger, the "ARRANGER" and "CO-LEAD DEALER" and together with GCM, the "CO-LEAD DEALERS").

WHEREAS

(A) The Issuer has established the Arran Funding medium term note programme (the "PROGRAMME") for the issuance of notes from time to time (the "NOTES"), in connection with which the Issuer has entered into the Agency Agreement and the Issuer has executed and delivered the Trust Deed (and in connection with each Series issued will execute and deliver a supplement to the Trust Deed, as applicable) referred to below.

(B) Notes may be issued on the basis that they may be admitted to listing, trading and/or quotation by one or more listing authorities, stock exchanges and/or quotation systems.

(C) In connection with the Programme, the Issuer has prepared a prospectus dated [o] 2006 (the "DUAL USE PROSPECTUS" as defined below).

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(D)     In circumstances requiring the publication of a prospectus under Article
        3 of the Prospectus Directive, ("ARTICLE 3 ISSUANCE") the Dual Use Prospectus constitutes a Base Prospectus (defined below) for the purposes of Article 5.4 of the Prospectus Directive. The Issuer will then in accordance with this Agreement, apply for the relevant Series of Notes to be issued under the Programme to be admitted to listing on the Official List of the Financial Services Authority (in its capacity as competent authority for the purposes of Part VI of the FSMA, the "UK LISTING AUTHORITY"). The Issuer will also apply for the relevant Series of Notes to be admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange plc (the "LONDON STOCK EXCHANGE").

(E) For the purpose of the sale and marketing of Notes in circumstances which would require registration under the Securities Act ("SEC REGISTERED NOTE ISSUANCE"), the Issuer, the Loan Note Issuer and the Receivables Trustee have filed with the US Securities and Exchange Commission (the "SEC") a post-effective amendment number [o] to the Registration Statement on Form S-3 (File No. 333 - 128502) in respect of the Notes, which includes the Dual Use Prospectus.

(F) It is intended that Notes issued under the Programme may, in accordance with all applicable legislation and regulation, be marketed and sold either (A) in the case of an Article 3 Issuance, (1) pursuant to the Base Prospectus (as defined below) describing the Programme and associated Final Terms (as defined below) describing the terms of the particular Series or (2) pursuant to the Final Terms (as defined below) containing all information relevant to the particular Series or (B) in relation to a SEC Registered Note Issuance, pursuant to the US Prospectus (as defined below) describing the Programme and associated US Prospectus Supplement (as defined below) describing the terms of the particular Series.

(G) For the avoidance of doubt, subject to all applicable legislation and regulation, the Base Prospectus and US Prospectus may, if required, be in identical form, and the Final Terms and US Prospectus Supplement may, if required, also be in identical form.

(H) The parties wish to record the arrangements agreed between them in relation to the issue by the Issuer and the subscription by Dealers from time to time of Notes issued under the Programme.

IT IS AGREED as follows:

1.      INTERPRETATION

1.1     DEFINITIONS
        All terms and expressions which have defined meanings in the Base Prospectus shall have the same meanings in this Agreement except where the context requires otherwise or unless otherwise stated. In addition, in this Agreement the following expressions have the following meanings:

        this "AGREEMENT" includes any amendment or supplement hereto (including any confirmation or agreement given or executed pursuant to Clause
        17.1.2 (New Dealer) or Clause 17.1.3 (Dealer for a day) whereby an institution becomes a Dealer hereunder but

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        excluding any Relevant Agreement) and the expressions "herein" and
        "hereto" shall be construed accordingly;

        "AUTHORISED AMOUNT" means, at any time, the amount of $7,500,000,000 (or its equivalent in other currencies) subject to any increase as may have been authorised pursuant to Clause 18 (Increase in Authorised Amount);

        "BLOOMBERG SUBMISSION" means information disseminated on Bloomberg to prospective investors relating to (i) information of the type identified in Rule 134 of the Securities Act, (ii) information included in any Preliminary Final Terms, (iii) the status of allocation and subscription information of the Notes, expected pricing parameters, the coupon, yield and weighted average lives of the Notes and (iv) information constituting final terms of the Notes within the meaning of Rule 433(d)(5)(ii) under the Securities Act.

        "BASE PROSPECTUS" means the prospectus, in the form of the Dual Use Prospectus dated [o] 2006 which constitutes a base prospectus for the purposes of Article 5.4 of the Prospectus Directive, as updated from time to time;

        "DEALERS" means the Co-Lead Dealers and any institution(s) appointed as a Dealer in accordance with Clause 17.1.2 (New Dealer) or Clause 17.1.3 (Dealer for a day), and save as specified herein, and excludes any institutions(s) whose appointment as a Dealer has been terminated in accordance with Clause 17.1.1 (Termination) or which has resigned in accordance with Clause 17.2 (Resignation) PROVIDED THAT where any such institution has been appointed as Dealer in relation to a particular Series the expression "Dealer" or "Dealers" shall mean or include such institution only in relation to such Series.;

        "DUAL USE PROSPECTUS" means the document dated [o] 2006 prepared in connection with the Programme and filed with the SEC as part of the Registration Statement as amended, and which constitutes a base prospectus for the purposes of Article 5.4 of the Prospectus Directive, as revised, supplemented and/or amended from time to time by the Issuer in accordance with Clause 6.3 (Updating of the Base Prospectus) including any documents which are from time to time incorporated in the Base Prospectus by reference except that:

       (a) in relation to each Series, only the applicable Final Terms or, as applicable, US Prospectus Supplement shall be deemed to be included in the Dual Use Prospectus; and

       (b) for the purposes of Clause 7 (Representations and Warranties by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) in respect of the date upon which a Relevant Agreement is made and the related Issue Date, the Dual Use Prospectus means the Dual Use Prospectus as at the date of such Relevant Agreement, but not including any subsequent revision, supplement or amendment to it or incorporation of information in it;

        "EFFECTIVE DATE" shall mean (i) each date that the Registration Statement or the most recent post-effective amendment or amendments thereto, if any, became or become

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        effective under the Securities Act; or (ii) each date which, pursuant to Rule 430B under the Securities Act, is deemed to be a new effective date of the Registration Statement;

        "EVENT OF DEFAULT" means one of those circumstances described in Condition 10 (Events of Default);

        "EXCHANGE ACT" means the US Securities Exchange Act of 1934;

        "EXECUTION TIME" means the date and time that this Agreement or any Relevant Agreement is executed and delivered by the parties hereto or thereto;

        "FINAL DISCHARGE DATE" means, the date on which the Trustee notifies the Issuer that it is satisfied that all amounts secured pursuant to the Trust Deed and/or all other moneys and other liabilities due or owning by the Issuer have been paid or discharged in full;

        "FINAL TERMS" means the completed final terms document substantially in the form set out in the Base Prospectus at the time of the agreement to issue each Series and which will constitute final terms for the purposes of Article 5.4 of the Prospectus Directive;

        "FSMA" means the Financial Services and Markets Act  2000;

        "IFRS" means International Financial Reporting Standards in force as at the Issue Date of the relevant Series;

        "INSOLVENCY EVENT" means, in relation to a relevant entity: (i) proceedings being initiated against the relevant entity under any applicable liquidation, winding up, sequestration, insolvency, bankruptcy, composition, reorganisation or other similar laws; or a liquidator, provisional liquidator, administrator, administrative receiver, receiver, receiver or manager, compulsory or interim manager, nominee, supervisor, trustee, conservator, guardian or other similar official being appointed in relation to the relevant entity or in relation to the whole or a substantial part (having an aggregate book value in excess of (pound)50,000,000) of its assets or a distress, diligence or execution or other process being levied or enforced upon or sued out against the whole or a substantial part (having an aggregate book value in excess of (pound)50,000,000) of its assets and, in any of the foregoing cases, it shall not be discharged within thirty days;
        or (ii) the relevant entity initiating or commencing judicial proceedings relating to itself under any applicable liquidation, winding up, sequestration, insolvency, bankruptcy, composition, reorganisation or other similar laws or making a conveyance, assignment or assignation for the benefit of, or entering into any composition with, its creditors generally;

        "ISSUE DATE" has, with respect to any Notes issued under the Programme, the meaning ascribed to such term in the Relevant Agreement corresponding to such Notes;

        "LONDON STOCK EXCHANGE" means the London Stock Exchange plc's Gilt Edged and Fixed Interest Market or any other body to which its functions have been transferred;

        "LOSS" means any liability, damages, cost reasonably incurred, loss or expense (including, without limitation, legal fees, costs and expenses reasonably incurred and any value added tax thereon);

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        "MANDATED DEALER" means, in relation to a Relevant Agreement which is made between the Issuer and more than one Dealer, the institution specified as such or as the Mandated Dealer in the relevant Final Terms or in the relevant US Prospectus Supplement and/or in such Relevant Agreement and if not so specified, RBS; and, in relation to a Relevant Agreement which is made between the Issuer and a single Dealer, such Dealer;

        "MASTER FRAMEWORK AGREEMENT" means the master framework agreement dated on or before the date of this Agreement between, inter alios, the Issuer and the Note Trustee;

        "OBLIGATIONS" means all of the obligations of the Issuer, the Loan Note Issuer and the Receivables Trustee, as applicable, created by or arising under any Series of Notes and the Relevant Documents;

        "PRELIMINARY FINAL TERMS" means the preliminary final terms document substantially in the form set out in the Base Prospectus which will be completed at the time of the agreement to issue each Series and which will constitute final terms for the purposes of Article 5.4 of the Prospectus Directive;

        "PROSPECTUS DIRECTIVE" means Directive 2003/71/EC;

        "PROSPECTUS RULES" means:

        (a) in the case of Notes which are, or are to be, admitted to the Official List and admitted to trading on the London Stock Exchange, the implementation of the Prospectus Directive and ancillary prospectus rules under the FSMA; and

        (b) in the case of Notes which are, or are to be, listed on a Stock Exchange other than the London Stock Exchange, the legal provisions and/or the rules and regulations relating to prospectuses for the time being in force for that Stock Exchange;

        "REGISTRATION STATEMENT" means the post-effective amendment to the registration statement referred to in recital "(E)" to this Agreement, including all exhibits thereto and any material incorporated therein by reference, as amended at the Effective Date;

        "REGULATION  S" means Regulation  S under the Securities Act;

        "RELEVANT PARTY" means, in respect of any person, any affiliate of that person or any officer, director, employee or agent of that person or any such affiliate or any person by whom any of them is controlled for the purposes of Section 15 of the Securities Act;

        "RELEVANT AGREEMENT" means an agreement in writing between the Issuer and any Dealer(s) for the issue by the Issuer and the subscription by such Dealer(s) (or on such other basis as may be agreed between the Issuer and the relevant Dealer(s) at the relevant time) of any Notes and shall include, without limitation, any agreement in the form or based on the form set out in Schedule 3 (Pro Forma Subscription Agreement);

        "RELEVANT DEALER(S)" means, in relation to a Relevant Agreement, the Dealer(s) which is/are party to that Relevant Agreement;

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        "RELEVANT DOCUMENTS" means, in relation to a Series, the Agency
        Agreement, the Trust Deed and the relevant supplement thereto, the Security Trust Deed and the relevant supplement thereto, the relevant Loan Note, the Receivables Trust Deed and Trust Cash Management Agreement and the relevant supplement thereto, the relevant Final Terms or US Prospectus Supplement and the relevant Subscription Agreement;

        "SECURITIES ACT" means the United States Securities Act of 1933;

        "SERIES" means those Notes issued in series in accordance with a particular set of Final Terms and comprising Classes and Sub-Classes (if applicable) of Notes pertaining to, among other things, the currency, interest rate and maturity of the relevant Class or Sub-Class (if applicable);

        "STABILISING MANAGER" means, in relation to any Series, the Dealer specified as the Stabilising Manager in the relevant Final Terms or the relevant US Prospectus Supplement relating to such Series; or, if none is specified, the Mandated Dealer;

        "STOCK EXCHANGE" means the London Stock Exchange and/or any other or future stock exchanges or markets or quotation systems by which any Notes may from time to time be admitted to listing, trading and/or quotation, and references in this Agreement to the "RELEVANT STOCK EXCHANGE" shall, in relation to any Notes, be references to the listing authorities, stock exchanges or quotation systems by which such Notes are from time to time, or are intended to be, admitted to listing, trading and/or quotation as may be specified in the relevant Final Terms;

        "TERMS AND CONDITIONS" means, in relation to any Series, either (i) in relation to an Article 3 Issuance, the terms and conditions applicable to such Notes set out in the Base Prospectus as amended or supplemented by the relevant Final Terms and/or (ii) in relation to a SEC Registered
        Note Issuance, the terms and conditions applicable to such Notes set out in the US Prospectus as amended or supplemented by the relevant US Prospectus Supplement; and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof;

        "TIME OF SALE" has, with respect to any Series sold pursuant to a Relevant Agreement, the meaning specified in such Relevant Agreement;

        "TIME OF SALE INFORMATION" has, with respect to any Series sold pursuant to a Relevant Agreement, the meaning specified in such Relevant Agreement;

        "TRANSACTION DOCUMENTS" means the Notes, the Trust Deed, the Agency Agreement, this Agreement, the Master Framework Agreement, any Swap Agreement, the Expenses Loan Agreement and any other document to which the Issuer is a party (as each document may be amended, restated or supplemented from time to time);

        "TRANSPARENCY DIRECTIVE" means Directive 2004/109/EC;

        "UKLA" means the UK Listing Authority which is the Financial Services Authority in its capacity as the competent authority for the purposes of
        Part VI of the FSMA;

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        "US PROSPECTUS" means the prospectus in the form of the Dual Use
        Prospectus filed with the SEC as part of the Registration Statement, in the form most recently revised and filed with the SEC pursuant to Rule 424(b), together with the corresponding US Prospectus Supplement;

        "US PROSPECTUS SUPPLEMENT" means (i) any prospectus supplement relating to the Notes to be filed or filed with the SEC pursuant to Rule 424(b) under the Securities Act; and (ii) information in any current or periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated or deemed incorporated by reference into, or included in, the prospectus that is part of the Registration Statement as from time to time amended;

        "VAT" means, and shall be construed as a reference to, value added tax as imposed by VATA and related legislation, and includes any tax of a similar fiscal nature, whether imposed in the United Kingdom (instead of or in addition to VAT) or elsewhere; and

        "VATA" means the Value Added Tax Act 1994.

1.2     CLAUSES AND SCHEDULES
        Any reference in this Agreement to a Clause, a sub-clause or a Schedule is, unless otherwise stated, to a clause or sub-clause hereof or a schedule hereto.

1.3     LEGISLATION
        Any reference in this Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such legislation as the same may have been, or may from time to time be, amended or re-enacted. All references in this Agreement to a Directive include any relevant implementing measure of each Member State of the European Economic Area which has implemented such Directive and all references to the "Prospectus Directive" shall include Commission Regulation (EC) No.809/2004.

1.4     OTHER AGREEMENTS
        Subject to Clause 6.4 (Incorporation, supplements and amendments) and save as set out in the exception to the definition of "BASE PROSPECTUS" above, all references in this Agreement to an agreement, instrument or other document shall be construed as a reference to that agreement, instrument or other document as the same may be amended, supplemented, replaced or novated from time to time.

1.5     HEADINGS
        Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

2.      ISSUING NOTES

2.1     BASIS OF AGREEMENTS TO ISSUE; UNCOMMITTED FACILITY
        The Issuer and the Dealers agree that any Notes which may from time to time be agreed between the Issuer and any Dealer(s) to be issued by the Issuer and subscribed for by such Dealer(s) shall be issued and subscribed for on the basis of, and in reliance upon, the representations, warranties, undertakings and indemnities made or given or provided or to be made or given pursuant to the terms of this Agreement. Unless otherwise

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        agreed, neither the Issuer nor any Dealer(s) is, are or shall be under any obligation to issue or subscribe for, as the case may be, any Notes.

2.2     PROCEDURES

        Subject as provided below in Clause 3.1 (Conditions precedent to first issue of Notes) and Clause 3.2 (Conditions precedent to any issue of Notes) the Issuer may from time to time agree with the Relevant Dealer(s) to insure and the Relevant Dealer(s) for any Series may agree, on the terms of the applicable Relevant Agreement, to subscribe for a Series of Notes:

2.2.1 Preparation of Base Prospectus and/or Final Terms or US Prospectus and/or US Prospectus Supplement: the Issuer will prepare either:

        (a) in relation to an Article 3 Issuance, a Base Prospectus and/or Final Terms in relation to the relevant Notes; or

        (b) in relation to an SEC Registered Note Issuance, a US Prospectus and/or US Prospectus Supplement in relation to the relevant Notes;

        both of which for the avoidance of doubt may be in the same form.;

2.2.2 Issue of Notes: the Issuer shall on the agreed Issue Date of the relevant Notes procure the issue of such Notes in the relevant form (subject to amendment and completion) and shall procure the registration of the holders thereof;

2.2.3 Payment of net proceeds: the Relevant Dealer(s) shall for value on the agreed Issue Date of the relevant Notes procure the payment to the Issuer or to its order of the net proceeds of the issue of the Notes (namely, the agreed issue price thereof less any agreed commissions, concessions or other agreed deductibles due to be paid by the Issuer to, or to the order of, the Relevant Dealer(s));

2.2.4 Single Dealer Drawdown: where a single Dealer has agreed with the Issuer to subscribe for a particular Series pursuant to this Clause 2 (Issuing Notes), if requested by the Relevant Dealer in relation to such Series, the Issuer and the Relevant Dealer shall enter into a subscription agreement based on the form set out in Schedule 3 (Pro Forma Subscription Agreement) or such other form as may be agreed between the Issuer and the Relevant Dealer;

2.2.5 Syndicated Drawdown: where more than one Dealer has agreed with the Issuer to subscribe for a particular Series pursuant to this Clause 2 (Issuing Notes), unless otherwise agreed between the Issuer and the Relevant Dealers:

       (a) the obligations of the Relevant Dealers to subscribe for the Notes shall be several according to the respective percentage specified in the Relevant Agreement; and

       (b)    in relation to such Series, the Issuer and the Relevant
              Dealers shall enter into a subscription agreement in the form or based on the form set out in Schedule 3 (Pro Forma Subscription Agreement) or such other form as may be agreed between the Issuer and the Relevant Dealers.

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3.      CONDITIONS PRECEDENT

3.1     CONDITIONS PRECEDENT TO FIRST ISSUE OF NOTES
        Before any Notes may be issued under the Programme, each Dealer must have received and found satisfactory all of the documents and confirmations described in Schedule 2 (Initial Conditions Precedent). The obligations of the Dealers under Clause 2.2.3 (Payment of Net Proceeds) are conditional upon each Dealer having received and found satisfactory all of the documents and confirmations described in
        Schedule 2 (Initial Conditions Precedent).

3.2     CONDITIONS PRECEDENT TO ANY ISSUE OF NOTES
        In respect of any issue of Notes under the Programme, the obligations of the Relevant Dealer(s) under Clause 2.2.3 (Payment of Net Proceeds) are conditional upon:

        3.2.1 Execution and delivery of Final Terms (or US Prospectus Supplement) and Notes: the relevant Final Terms (or, as the case may be, US Prospectus Supplement) and the relevant Notes having been executed and delivered by the Issuer in accordance with the terms of this Agreement, the Relevant Agreement, the Trust Deed Supplement and the Agency Agreement in the respective forms agreed between the Issuer and the Relevant Dealer(s);

        3.2.2 Effective Registration Statement: the Registration Statement, or any post-effective amendment thereto, having become effective before the Execution Time of the Relevant Agreement, or, if it hasn't and the Relevant Dealers so agree in writing, its becoming effective no later than (i) 6:00 p.m. (New York City time) on the date of determination of the public offering price of the relevant Notes, if such determination occurred at or before 3:00 p.m. (New York City time) on such date, or (ii) 12:00 noon on the business day following the date on which the public offering price was determined, if such determination occurred after 3:00 p.m. (New York City time) on such date;

        3.2.3 No stop order: no stop order suspending the effectiveness of the Registration Statement having been issued, and no proceedings for that or similar purpose having been instituted or threatened by the SEC or by any authority administering any state securities laws;

        3.2.4 Filings: if pursuant to Rule 430B or Rule 424(b) under the Securities Act such filing is required in respect of the Notes to be issued on the Issue Date, a US Prospectus, or US Prospectus Supplement, as applicable, having been filed in compliance with the provisions of such Rule;

        3.2.5 No material adverse change: since the date of the Relevant Agreement, there having been no adverse change, or any development reasonably likely to involve an adverse change in the sole opinion of the Arranger, in the condition (financial or other) or general affairs of the Issuer, the Transferors, the Receivables Trustee and the Loan Note Issuer that is material in the context of the issue of the relevant Notes;

        3.2.6 Accuracy of representations and warranties: the representations and warranties by the Issuer, the Transferors, the Receivables Trustee and the Loan Note Issuer contained herein or in any Relevant Agreement being true and accurate on the date of the Relevant Agreement and on each date on which they are deemed to be repeated with reference in each case to the facts and circumstances then subsisting;

        3.2.7 No breach: the Issuer, the Transferors, the Receivables Trustee and the Loan Note Issuer not being in breach of this Agreement, the Relevant Agreement or any Relevant Document relevant to a proposed issue of Notes;

        3.2.8 Force majeure: there having been, since the date of the Relevant Agreement and in the reasonable opinion of the Mandated Dealer, after such consultation with the Issuer as may be reasonably practicable in the circumstances, no such change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in its view, be likely to prejudice materially the success of the offering and distribution of the Notes or dealings in the Notes in the secondary market;

        3.2.9 No adverse change of rating: on or prior to the Issue Date for the issue of Notes contemplated by the Relevant Agreement, the delivery to the Mandated Dealer (or, if only one Relevant Dealer, the delivery to the Relevant Dealer) of confirmation from each of the Rating Agencies, in the form acceptable to the Mandated Dealer (or, if only one Relevant Dealer, in the form acceptable to the Relevant Dealer) that upon issue the Notes contemplated by the Relevant Agreement are expected to be rated in accordance with the anticipated ratings set out in the Final Terms or US Prospectus Supplement as applicable;

        3.2.10 Listing: in respect of any issue of Notes which are to be admitted to listing, trading and/or quotation by any Stock Exchange, the Mandated Dealer having received confirmation that the relevant Notes have been admitted to listing, trading and/or quotation by the relevant Stock Exchange;

        3.2.11 Certificate: if there is more than one Relevant Dealer, a certificate dated as at the relevant Issue Date signed by a director or other equivalent senior officer of:

                (a)     the Issuer to the effect that:

                        (i) each of the Base Prospectus, Final Terms and US Prospectus, as applicable, contains all material information relating to the assets and liabilities, financial position, profits and losses of the Issuer and the Issuer is not aware of anything which would require the Base Prospectus or the US Prospectus to be supplemented or updated;

                        (ii) the representations and warranties made by the Issuer pursuant to Clause 7 (Representations and Warranties by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) are true and correct;

                        (iii)   the Issuer is in compliance with its
                                undertakings under Clause 5 (Undertakings by the Issuer, the Loan Note Trustee, and the Receivables Trustee) and 6 (Undertakings by the Issuer); and

                        (iv) the certified copies of the constitutive documents of the Issuer submitted under Clause
                                3.1 (Conditions precedent to first issue of Notes) on the first issue or any subsequent issue of Notes, as applicable, under the Programme are accurate and up-to-date (and, to the extent any such constitutive documents have changed since the first issue or any subsequent issue, as applicable, they have been updated);

                (b)     each of the Transferors to the effect that:

                        (i) the information relating to each of the Transferors contained in the Base Prospectus, the Final Terms and the US Prospectus is complete and accurate and does not omit any material information in relation to the Transferors in the context of the issue of the Notes which would require the Base Prospectus or the US Prospectus to be supplemented or updated;

                        (ii) the representations and warranties made by such Transferor pursuant to Clause 7 (Representations and Warranties by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) are true and correct; and

                        (iii) the certified copies of the constitutive documents of such Transferor submitted under Clause 3.1 (Conditions Precedent to First Issue of Notes) on the first issue or any subsequent issue of Notes, as applicable, under the Programme are accurate and up-to-date (and, to the extent any such constitutive documents have changed since the first issue or any subsequent issue, as applicable, they have been updated);

                (c)     the Receivables Trustee to the effect that:

                        (i) the information relating to the Receivables Trustee contained in the Base Prospectus, the Final Terms and the US Prospectus is complete and accurate and does not omit any material information in relation to the Receivables Trustee in the context of the issue of the Notes which would require the Base Prospectus or the US Prospectus to be supplemented or updated;

                        (ii) the representations and warranties made by the Receivables Trustee pursuant to Clause 7 (Representations and Warranties by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) are true and correct; and

                        (iii) the certified copies of the constitutive documents of the Receivables Trustee submitted under Clause 3.1 (Conditions Precedent to First Issue of Notes) on the first issue or any subsequent issue of Notes, as applicable, under the Programme are accurate and up-to-date (and, to the extent any such constitutive documents have changed since the first issue or any subsequent issue, as applicable, they have been updated);

                (d)     the Loan Note Issuer to the effect that:

                        (i) the information relating to the Loan Note Issuer contained in the Base Prospectus, the Final Terms and the US Prospectus is complete and accurate and does not omit any material information in relation to the Loan Note Issuer in the context of the issue of the Notes which would require the Base Prospectus or the US Prospectus to be supplemented or updated;

                        (ii) the representations and warranties made by the Loan Note Issuer pursuant to Clause 7 (Representations and Warranties by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) are true and correct; and

                        (iii) the certified copies of the constitutive documents of the Loan Note Issuer submitted under Clause 3.1 (Conditions Precedent to First Issue of Notes) on the first issue or any subsequent issue of Notes, as applicable, under the Programme are accurate and up-to-date
                                (and, to the extent any such constitutive documents have changed since the first issue or any subsequent issue, as applicable, they have been updated);

        3.2.12 Calculations or determinations: any calculations or determinations which are required by the Terms and Conditions of the relevant Notes to be made prior to the date of issue of such Notes having been duly made;

        3.2.13 Legal opinions and comfort letters, etc.: the Mandated Dealer having received such legal opinions and comfort letters as may be required to be delivered pursuant to Clauses 6.9 (Legal Opinions) and 6.10 (Auditors' Comfort Letters) and such other opinions, documents, certificates, agreements or information specified in the Relevant Agreement as being conditions precedent to the subscription of the particular Series of Notes (in each case in a form satisfactory to the Mandated Dealer);

        3.2.14 US Tax Treatment Opinion: the Mandated Dealer having received the delivery of a US legal opinion regarding the tax treatment of each Series of Notes to be issued;

        3.2.15 Authorised Amount: the Issuer not issuing Notes under the Programme which will cause the outstanding amount of Notes to exceed the Authorised Amount, as amended from time to time;

        3.2.16  UKLA listing issues: in the case of an Article 3 Issuance of
                Notes:

                (a) the Specified Denominations being (euro)50,000 or more, or its equivalent in another currency;

                (b) the Base Prospectus having been approved as a base prospectus by the UKLA or any other listing authority, filed with the UKLA or any other listing authority and having been published in accordance with the Prospectus Directive; and

                (c) either (A) there being no significant new factor, material mistake or inaccuracy relating to the information included in the Base Prospectus which is capable of affecting the assessment of the Notes which are intended to be listed or (B) if there is such a significant new factor, material mistake or inaccuracy, a supplement to the Base Prospectus having been published in accordance with the Prospectus Directive;

        3.2.17 Inaccuracy or mistakes in other circumstances: in the case of a SEC Registered Note Issuance, (A) there being no significant new factor, material mistake or inaccuracy relating to the information included in the US Prospectus which is capable of affecting the assessment of the Notes which are intended to be listed or (B) if there is such a significant new factor, material mistake or inaccuracy, a supplement to the US Prospectus or an amendment to the Registration Statement having been filed in accordance with the relevant legislation; and

        3.2.18 Execution of Supplements: the relevant supplement to each of the Security Trust Deed and the Receivables Trust Deed and Trust Cash Management Agreement corresponding to the relevant issue of the Series of the Notes having been executed in accordance with the terms of the Security Trust Deed and the Receivables Trust Deed and Trust Cash Management Agreement.

3.3     WAIVER OF CONDITIONS PRECEDENT

        The Mandated Dealer may, in its absolute discretion, waive any of the conditions contemplated in Clause 3.1 (Conditions Precedent to First Issue of Notes) and Clause 3.2 (Conditions Precedent to Any Issue of Notes) by notice in writing to the Issuer, subject to the following provisions:

        3.3.1 Authorised Amount: it may not waive the condition contained in Clause 3.2.14 (Authorised Amount);

        3.3.2 Relevant Agreement: any such waiver shall apply to such conditions only as they relate to the Notes the subject of the Relevant Agreement;

        3.3.3 Other Dealers: where there is more than one Dealer party to the Relevant Agreement, any such waiver shall be given on behalf of and shall be binding on the other Dealer(s) party to the Relevant Agreement in question; and

        3.3.4 Specific waiver: any condition so waived shall be deemed to have been satisfied as regards all the Relevant Dealers alone and only for the purposes specified in such waiver.

3.4     TERMINATION OF RELEVANT AGREEMENT
        If any of the conditions contemplated in Clause 3.1 (Conditions Precedent to First Issue of Notes) and Clause 3.2 (Conditions Precedent to Any Issue of Notes) are not satisfied or, as the case may be, waived by the Mandated Dealer on or before the Issue Date of any relevant Series, the Mandated Dealer shall, subject as mentioned below, be entitled to terminate the Relevant Agreement and, in that event, the parties to such Relevant Agreement shall be released and discharged from their respective obligations thereunder (except for any rights or liabilities which may have arisen pursuant to Clause 4 (Undertaking and Indemnity by the Dealers), Clause 5 (Undertakings by the Issuer, the Loan Note Issuer and the Receivables Trustee), Clause 6 (Undertakings by the Issuer), Clause 7 (Representations and Warranties by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee), Clause 8 (Obligations as the Corporate Obligations), Clause 9 (Non-Petition and Limited Recourse), Clause 10 (Covenant of the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) and Clause 11 (Indemnity of the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) of this Agreement or any liability of the Issuer (under the terms of the Relevant Agreement) incurred prior to or in connection with such termination).

3.5     STABILISING
        In connection with the issue of any Series of Notes, the Dealer or Dealers (if any) named as the Stabilising Manager(s) in the relevant Final Terms (or persons acting on behalf of any Stabilising Manager(s)) may over-allot Notes (PROVIDED THAT, in the case of any Series of Notes to be admitted to trading on the regulated market of the London Stock Exchange, the aggregate principal amount of Notes allotted does not exceed 105 per cent. of the aggregate principal amount of the relevant Series) or effect transactions with a view to supporting the market price of the Notes of the relevant Series at a level higher than that which might otherwise prevail. Any stabilisation action may begin at any time after the date on which adequate public disclosure of the final terms of the offer of the relevant Series is made and, if begun, may be ended at any time, but it must end no later than the earlier of 30 days after the issue date of the relevant Series and 60 days after the date of the allotment of the relevant Series. Such stabilising shall be conducted in accordance with all applicable laws and rules. Any loss or profit sustained as a consequence of any such over-allotment or stabilising shall, as against the Issuer, be for the account of the Stabilising Manager.

4.      UNDERTAKINGS AND INDEMNITY BY THE DEALERS

4.1     Each of the Dealers, severally:

        4.1.1 acknowledges, undertakes, warrants and represents to the Issuer in the terms set out in Schedule 1 (Selling Restrictions); and

        4.1.2 undertakes to the Issuer, each of the Transferors, the Loan Note Issuer and the Receivables Trustee and each other Dealer, respectively, that it will not make any representation or provide any information regarding the Issuer, either of the Transferors, the Loan Note Issuer, the Receivables Trustee or the Notes, SAVE FOR information which is contained in the Base Prospectus, any Preliminary Final Terms, any Final Terms, the US Prospectus and any US Prospectus Supplement (or in any further supplement or amendment thereto published after the date hereof) and oral statements consistent therewith or other written information provided by the Issuer, each of the Transferors, the Loan Note Issuer or the Receivables Trustee to the Dealers in the context of a proposed issue of a Series of Notes (including, without limitation, a road show which meets the requirements of Rule 433(d)(8)(i) under the Securities Act and any Bloomberg Submission in respect of such Series), or which is in the public domain, which it would be reasonable for the Dealers to distribute, or as approved for such purpose by the Issuer, each of the Transferors, the Loan Note Issuer and the Receivables Trustee, respectively, or which is a matter of public knowledge.

4.2 Each Dealer severally shall indemnify and hold harmless the Issuer, the Transferors, the Loan Note Issuer, the Receivables Trustee and each other Dealer and their respective directors, employees and affiliates from and against any and all losses, liabilities, costs, claims, damages or expenses which any of them may incur as a result of any inaccuracy of any representation or warranty or any breach of any undertaking or agreement by such Dealer in this Agreement. This indemnity will be in addition to any liability which any Dealer may otherwise have.

5.      UNDERTAKINGS BY THE ISSUER, THE LOAN NOTE ISSUER AND THE RECEIVABLES
        TRUSTEE

        Each of the Issuer, the Loan Note Issuer and the Receivables Trustee undertakes to the Dealers as follows:

5.1 Rule 424(b) filings: each time that, pursuant to Rule 424(b) under the Securities Act, a filing is required in respect to Notes to be issued under the Programme, it will file, or cause to be filed, with the SEC, within the time period prescribed by Rule 424(b) and otherwise in compliance with such Rule, a US Prospectus or US Prospectus Supplement, as applicable, and will promptly advise, and provide evidence satisfactory to the Mandated Dealer, of such filing;

5.2 Certain SEC notices: it will promptly advise the Mandated Dealers of (i) any proposal to amend or supplement the Registration Statement or the US Prospectus (including, without limitation, information which is part of the US Prospectus by virtue of Rule 312 of Regulation S-T) and it will not effect such amendment or supplement without the consent of the Mandated Dealers (which consent will not be unreasonably withheld or delayed); (ii) any request by the SEC for any amendment or supplement to the Registration Statement or the US Prospectus or for any additional information; (iii) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for such purpose; and (iv) the existence of any proceedings for the purpose of suspending the qualification of the Notes for sale in any jurisdiction (it being understood that each of the Issuer, the Loan Note Issuer and the Receivables Trustee will use its best efforts to prevent the issuance of any such stop order, or the suspension of such qualification of the Notes for sale or to cause the lifting as soon as possible of any such stop order or suspension of qualification);

5.3 Certain SEC filings: at any time while the Relevant Dealers have not completed the distribution of any Series issued under the Programme, it will not file, or cause to be filed, with the SEC any amendment to the Registration Statement, supplement to the US Prospectus, US
        Prospectus Supplement or "issuer free writing prospectus" (as such term is defined in Rule 433(h) under the Securities Act) unless a copy has been furnished to the Relevant Dealers prior to such filing and the Relevant Dealers have not objected to it;

5.4 Amendments to US Prospectus: (i) if, at any time when a prospectus relating to the Notes of any Series is required to be delivered pursuant to the provisions of the Securities Act and Rules of the SEC thereunder, any event occurs of which it is aware as a result of which the US Prospectus, in its current form at the time, would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) if it is necessary to supplement the US Prospectus, in its current form at such time, to comply with the Securities Act, the Exchange Act, or the Rules of the SEC thereunder, it will (subject to the provisions of 5.2 and 5.3 above) prepare and file, or cause to be prepared and filed, with the SEC an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance; PROVIDED THAT any such filing will not operate as a waiver by the Dealers of any remedies to which they may be entitled hereunder;

5.5 SEC Earnings statement: as soon as practicable, but not later than sixteen months after the original effective date of the Registration Statement, it will make generally available to Noteholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the SEC thereunder;

5.6 SEC Copies of filings: it will furnish, or cause to be furnished to the Dealers, copies of the Registration Statement (one of which will be manually signed), the US Prospectus and the US Prospectus Supplement, in each case as soon as available and in such quantities as the Dealers may request; and

5.7 Qualification of the Notes: it will take such actions as the Dealers may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Issuer, the Dealers and the Transferors may agree, and it will comply with such laws so as to permit the continuance of sales in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; PROVIDED THAT, in connection therewith, none of the Issuer, the Loan Note Issuer or the Receivables Trustee will be required to qualify as a foreign corporation or dealer in securities or to file a general consent to service of process in any jurisdiction.

6.      UNDERTAKINGS BY THE ISSUER

6.1 Non-satisfaction of conditions precedent: If, at any time after entering into a Relevant Agreement under Clause 2 (Issuing Notes) and before the issue of the relevant Notes, the Issuer becomes aware that any of the conditions specified in Clause 3.2 (Conditions Precedent to Any Issue of Notes) will not be satisfied in relation to that issue, the Issuer shall forthwith notify the Relevant Dealer(s) to this effect giving full details thereof.

6.2 Other information: Without prejudice to the generality of the foregoing, the Issuer shall from time to time promptly furnish to each Dealer such information relating to the Issuer as such Dealer may reasonably request.

6.3 Updating of the Dual Use Prospectus: The Issuer shall update or amend the Dual Use Prospectus (following consultation with the Arranger which will consult with the Dealers) by the publication of a supplement thereto or a new Dual Use Prospectus thereto in a form approved by the
        Dealers:

        6.3.1 Annual update: at any time when, pursuant to applicable laws and regulations, such update or amendment becomes necessary in the reasonable opinion of counsel to the Dealers and, in any event, no later than each anniversary of the date of the Base Prospectus;

        6.3.2 Material change: in the event of a significant new factor, material mistake or inaccuracy relating to the information not included in the Base Prospectus, Final Terms or US Prospectus or US Prospectus Supplement, as applicable, which is capable of affecting the assessment by investors of the Notes to be issued under the Programme or the issue of any Notes;

        6.3.3 Amendment: if the terms of the Programme are amended in a manner which would make the Base Prospectus or US Prospectus inaccurate or materially misleading; and

        6.3.4 Change in law or regulation: in the event of a change in any laws or regulations of, or applicable in, the United Kingdom or the United States which would result in the Base Prospectus or the US Prospectus, respectively, containing an untrue statement of a material fact or omitting to state a material fact, except to the extent that such change can be made in the Final Terms or, as applicable, the US Prospectus Supplement;

6.4 Incorporation, supplements and amendments: The Base Prospectus or US Prospectus shall, to the extent specified therein, incorporate by reference the most recently published audited financial statements and any audited financial statements of the Issuer published subsequently thereto. Upon any new financial statements being incorporated in the Base Prospectus or US Prospectus as aforesaid or upon the publication of a revision, supplement or amendment to the Base Prospectus or US Prospectus, the Issuer shall promptly supply to each Dealer and the Paying Agent such number of copies of such financial statements, revision, supplement or amendment as each Dealer or the Paying Agent (as the case may be) may reasonably request. Until a Dealer receives such financial statements, revision, supplement or amendment, the expression "Base Prospectus" or "US Prospectus" shall, in relation to such Dealer, mean as applicable, the Base Prospectus or US Prospectus prior to the receipt by such Dealer of such financial statements or the publication of such revision, supplement or amendment.

6.5 Listing: If it is agreed between the Issuer and the Arranger to apply for any issue of Notes to be admitted to listing, trading and/or quotation by one or more Stock Exchanges, then the Issuer undertakes to use its reasonable endeavours to obtain and maintain the admission to listing, trading and/or quotation of such Notes by the relevant Stock Exchange until none of the Notes is outstanding; PROVIDED, HOWEVER,
        THAT:

        6.5.1 if it is impracticable or unduly burdensome to maintain such admission to listing, trading and/or quotation, the Issuer shall use all reasonable endeavours to obtain and maintain as aforesaid an admission to listing, trading and/or quotation for the Notes by such other listing authorities, stock exchanges and/or quotation systems which is a recognised stock exchange for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 as it may (with the approval of the Mandated Dealer) decide. For the avoidance of doubt, where the Issuer has obtained the admission of Notes to trading on a regulated market in the European Economic Area, the undertaking extends to maintaining that admission or, if this is not possible, to obtaining admission to trading of the relevant Notes on another European Economic Area regulated market; or

        6.5.2 (without limiting the generality of Clause 6.5.1) if, as a result of the adoption of the Transparency Directive or any legislation implementing the Transparency Directive, the Issuer could be required to publish financial information either more regularly than it otherwise would be required to or according to accounting principles which are materially different from the accounting principles which it would otherwise use to prepare its published financial information, the Issuer may, as an alternative, procure the admission to listing, trading and/or quotation for the Notes by such other Stock Exchange outside the European Union as it may (with the approval of the Dealers, with such approval not to be unreasonably withheld) decide and, in either case, the Issuer shall:

                (a) use all reasonable endeavours to maintain any such alternative admission; and

                (b) be responsible for any fees incurred in connection with seeking and maintaining any such alternative admission.

6.6 Amendment of Programme Documents: The Issuer undertakes that it will not, except with the consent of the Arranger, terminate the Agency Agreement, the Trust Deed (and the relevant supplement to the Trust Deed, as applicable) or effect or permit to become effective any amendment to any such agreement or deed which, in the case of an amendment, would adversely affect the interests of any holder of Notes issued before the date of such amendment.

6.7 Change of Paying Agents: The Issuer undertakes that it will not, except with the consent of the Note Trustee, appoint a different Paying Agent(s) under the Agency Agreement and that it will promptly notify each of the Dealers of any change in the Paying Agent(s) under the Agency Agreement with respect to Notes that are already issued.

6.8 Authorised representative: The Issuer will notify the Dealers promptly in writing if any of the persons named in the list referred to in paragraph 3 of Schedule 2 (Initial Conditions Precedent) ceases to be authorised to take action on behalf of the Issuer or if any additional person becomes so authorised together, in the case of an additional authorised person, with evidence satisfactory to the Dealers that such person has been so authorised.

6.9 Legal opinions: The Issuer will, in each of the circumstances described in Clause 6.9.1 (Annual Update) to Clause 6.9.4 (By Agreement) below, use its best endeavours to procure the delivery to the Dealers (or the Relevant Dealer(s), as the case may be) of legal opinions (either from legal counsel which originally provided such legal opinions or from such legal counsel as may be approved by the Dealers or, as the case may be, the Mandated Dealer in respect of the Relevant Agreement in question) addressed to the Dealers (or the Relevant Dealer(s), as the case may be) the Issuer, the Note Trustee, the Receivables Trustee, the Loan Note Issuer and the Transferors in such form and with such content as the Dealers (excluding any Dealer appointed pursuant to 17.1.3 (Dealer for a day)) may reasonably require. In the case of Clause 6.9.1 (Annual Update) and Clause 6.9.2 (Material Change) below, such opinion or opinions shall be supplied at the expense of the Issuer and, in the case of Clause 6.9.3 (Syndicated Issues) and Clause 6.9.4 (By Agreement) below, the expense for the supply of such opinion or opinions shall be as agreed between the Issuer and the Relevant Dealer(s). Such opinion or opinions shall be delivered:

        6.9.1 Annual update: before the first issue of Notes occurring after each anniversary of the date of this Agreement;

        6.9.2 Material change: if reasonably requested by any Dealer (excluding any Dealer appointed pursuant to 17.1.3 (Dealer for a day)) in relation to a material change or proposed material change to the Base Prospectus or US Prospectus, this Agreement, the Agency Agreement or the Trust Deed (or the relevant supplement to the Trust Deed, as applicable) or any change or proposed change in applicable law or regulation, at such date as may be specified by such Dealer;

        6.9.3 Syndicated issues: at the time of issue of a Series which is syndicated amongst a group of institutions, if so requested by the Relevant Dealer(s); and

        6.9.4 By agreement: on such other occasions as a Dealer and the Issuer may agree.

6.10 Auditors' comfort letters: The Issuer will, in each of the circumstances described in Clause 6.10.1 (Annual Update), Clause 6.10.2 (Material Change), Clause 6.10.3 (Syndicated Issues), and Clause
         6.10.4 (By Agreement) below, procure the delivery to the Dealers (or the Relevant Dealer(s), as the case may be) of a comfort letter or comfort letters from independent auditors addressed to the Relevant Dealer(s), the Issuer and the Transferors, substantially in the form provided at or around the date hereof, with such modifications as the Dealers (excluding any Dealer appointed pursuant to 17.1.3 (Dealer for a day)) may reasonably request; PROVIDED, HOWEVER, THAT no such letter or letters will be delivered in connection with the publication or issue of the audited annual financial statements of the Issuer. In the case of Clause 6.10.1 (Annual Update) and Clause 6.10.2 (Material Change) below, such letter or letters shall be provided at the expense of the Issuer and, in the case of Clause 6.10.3 (Syndicated Issues) and Clause 6.10.4 (By Agreement) below, the expense for the delivery of such letter or letters shall be as agreed between the Issuer and the Relevant Dealer(s). Such letter or letters shall be delivered:

        6.10.1 Annual update: before the first issue of Notes occurring after each anniversary of the date of this Agreement;

        6.10.2 Material change: at any time that the Base Prospectus or US Prospectus shall be amended or updated (except by means of information incorporated by reference) where such amendment or updating concerns or contains financial information relating to the Issuer;

        6.10.3 Syndicated issues: at the time of issue of any Series which is syndicated amongst a group of institutions, if so requested by the Mandated Dealer, as the case may be; and

        6.10.4 By agreement: on such other occasions as a Dealer and the Issuer may agree.

6.11 Information on Noteholders' meetings: The Issuer will, at the same time as it is despatched, furnish the Dealers with a copy of every notice of a meeting of the holders of any one or more Series and which is despatched at the instigation of the Issuer and will notify the Dealers immediately upon its becoming aware that a meeting of the holders of any one or more Series has been convened by holders of such Notes.

6.12 No deposit-taking: In respect of any Series of Notes having a maturity of less than one year, the Issuer will issue such Notes only if the following conditions apply (or the Notes can otherwise be issued without contravention of section 19 of the FSMA):

        6.12.1 Selling restrictions: each Relevant Dealer represents, warrants and agrees in the terms set out in sub-clause 2.1 of Schedule 1 (Selling Restrictions); and

        6.12.2 Minimum denomination: the redemption value of each such Note is not less than (pound)100,000 (or an amount of equivalent value denominated wholly or partly in a currency other than sterling), and no part of any Note may be transferred unless the redemption value of that part is not less than (pound)100,000 (or such an equivalent amount).

7.      REPRESENTATIONS AND WARRANTIES BY THE ISSUER, THE TRANSFERORS, THE LOAN
        NOTE ISSUER AND THE RECEIVABLES TRUSTEE

7.1 In order to induce the Dealers to subscribe and pay for the Notes, the Issuer represents and warrants to each Dealer and the US Distributor that:

        7.1.1 it is duly incorporated and validly existing under the laws of Jersey with full corporate power, authority and legal right to conduct its business as described in the Dual Use Prospectus and each Final Terms or US Prospectus Supplement, as the case may be and has full power and capacity to create and issue the Notes, to execute and deliver the Transaction Documents and the Relevant Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, it has taken all necessary action to approve and to authorise the same, and it is not an "ineligible issuer" (as such term is defined in Rule 405 under the Securities Act, without giving effect to clause (2) of such definition);

        7.1.2 it has not engaged in any activities since its incorporation (other than those incidental to its incorporation under relevant Jersey legislation, the matters referred to or contemplated in the Dual Use Prospectus and each Final Terms or

                US Prospectus Supplement, the authorisation of the issue of the Notes, the Transaction Documents and the Relevant Documents to which it is expressed to be a party and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby and matters incidental thereto) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries, and no employees;

        7.1.3 the creation and issue of the Notes, the execution and delivery of the Transaction Documents and the Relevant Documents to which it is expressed to be a party and the undertaking and performance by the Issuer of the obligations expressed to be assumed by it herein and therein do not conflict with, and will not result in a breach or infringement of the terms or provisions of, or constitute a default, under the laws of Jersey currently in force or the Memorandum and Articles of Association of the Issuer and do not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which the Issuer is a party or by which the Issuer or any part of its properties, undertakings, assets or revenues is bound. The Issuer has no encumbrance over any of its assets other than as contemplated under the Transaction Documents;

        7.1.4 this Agreement constitutes, and upon due execution and delivery on behalf of the Issuer of the Transaction Documents and the Relevant Documents to which it is expressed to be a party, the Notes will constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

                (a) as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

                (b) as such enforceability may be limited by the effect of general principles of equity;

                (c) that obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891; and

                (d) for such other exemptions and qualifications as are contained in the legal opinions referred to in Clause
                        3.2.10 (Legal opinions and comfort letters, etc);

        7.1.5 it is able to pay its debts as they fall due and will not become unable to do so in consequence of the execution by it of the Transaction Documents and the Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, manager, administrator, administrative receiver or similar officer of it or of any of its assets or revenues or for the declaration of its assets "en desastre";

        7.1.6 the Notes will constitute general, direct, secured (pursuant to the Trust Deed and any relevant Trust Deed Supplement), unconditional and unsubordinated obligations of the Issuer which rank, amongst themselves, in the manner set out in the Base Prospectus as updated by the most recent Final Terms or US Prospectus as updated by the most recent US Prospectus Supplement, prepared by the Issuer;

        7.1.7 the Base Prospectus and each set of Final Terms, comply with the listing rules made under Part VI of FSMA (the "LISTING RULES");

        7.1.8 a registration statement on Form S-3 (No. 333-128502), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

        7.1.9 on each Effective Date, and on the date of this Agreement and any Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the SEC thereunder;

        7.1.10 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment thereof or supplement thereto);

        7.1.11 on each Effective Date the US Prospectus (if not filed pursuant to Rule 424(b) did not or will not, and on the date of filing and on each Issue Date the US Prospectus (if filed pursuant to Rule 424(b)) will not, and at the Time of Sale and at the Issue Date the Time of Sale Information did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Time of Sale Information (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the US Prospectus (or any amendment or supplement thereto) or the Time of Sale Information (as applicable);

        7.1.12 as of the Issue Date, the representations and warranties of the Issuer in the Transaction Documents to which it is a party are true and correct;

        7.1.13 no consent, approval, authorisation or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the Issuer for the consummation of the transactions contemplated by this Agreement, except to the extent required to be obtained or made under state securities law and such as have been obtained and made under the Securities Act or otherwise and except for:

                (a) the consent required pursuant to the Control of Borrowing (Jersey) Order 1958 (as amended) in respect of the issue of the Notes which shall be obtained prior to the Effective Date; and

                (b) the filing of the completed Dual Use Prospectus after the date hereof with the Registrar of Companies in Jersey pursuant to the Companies (General Provisions) (Jersey) Order 2002 and the issue pursuant thereto of his consent to the circulation of the final and completed Dual Use Prospectus;

        7.1.14 save as set out in Clause 7.1.13 above, all approvals, authorisations, consents and licences required by the Issuer for or in connection with the creation and issue of the Notes, the execution and delivery of the Transaction Documents and the Relevant Documents to which it is expressed to be a party, the performance by the Issuer of the obligations expressed to be undertaken by it in this Agreement and the distribution of the Base Prospectus and each Final Terms (or US Prospectus and US Prospectus Supplement, as the case may be) in accordance with the provisions set out in Schedule 1 (Selling Restrictions) have been obtained and are, and will on the Issue Date be, in full force and effect;

        7.1.15 all payments of principal and interest on the Notes (including interest accruing after a payment default) by the Issuer can be made without withholding or deduction for, or on account of, any present tax, assessment or other governmental charge of whatever nature imposed or levied by or on behalf of Jersey, the United Kingdom, the United States or any political sub-division or taxing authority in or of any such jurisdiction (each a "RELEVANT

                JURISDICTION"), unless the withholding or deduction of such tax, assessment or other governmental charge is required by law of the Relevant Jurisdiction;

        7.1.16 the Base Prospectus as supplemented by each Final Terms contain all such information as is required by Section 80 of FSMA;

        7.1.17 there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting the Issuer or any of its assets or revenues;

        7.1.18 since the date of its incorporation, there has been no adverse change, or any development likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of the Issuer;

        7.1.19 no event has occurred or circumstance arisen which is continuing and which is or (with the passage of time, the giving of notice or the making of any determination of materiality) might become an Event of Default;

        7.1.20 under the laws of the United Kingdom and Jersey in force as at the date of making this representation, it is not necessary that this Agreement be filed, recorded or enrolled with any court or other authority in the United Kingdom or Jersey or that any stamp, registration or similar tax be paid on or in relation to this Agreement or in relation to the issue of the Notes;

        7.1.21 to its knowledge, it has its "centre of main interests", as that term is used in Article 3(i) of the EU Regulation on Insolvency Proceedings No. 1346/2000, in Jersey;

        7.1.22 it has no branch office in any jurisdiction other than Jersey, no subsidiaries and no employees; and

        7.1.23 its management, the places of residence of the majority of its directors, the place at which meetings of its board of directors are held and the place from which its interests are administered are all situated in Jersey.

7.2 In order to induce the Dealers to subscribe for the Notes, each Transferor (in such capacity) severally represents and warrants to each Dealer and the US Distributor that:

        7.2.1 it is duly incorporated and validly existing under the laws of England and Wales or Scotland (as applicable) with full corporate power, authority and legal right to conduct its credit card business as presently conducted and has full power and capacity to execute and deliver this Agreement and the Relevant Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, it has taken all necessary action to approve and to authorise the same and it is not an "ineligible issuer" (as such term is defined in Rule 405 under the Securities Act, without giving effect to clause (2) of such definition);

        7.2.2 it is able to pay its debts as they fall due within the meaning of Section 123 of the Insolvency Act 1986 and will not become unable to do so in consequence of the execution by it of this Agreement and the Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver manager, administrator, administrative receiver, or similar officer of it or of any of its assets or revenues;

        7.2.3 this Agreement and the Relevant Documents to which it is expressed to be a party constitute, and will, upon due execution and delivery by or on its behalf, constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

                (a) as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

                (b) as such enforceability may be limited by the effect of general principles of equity;

                (c) that obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891; and

                (d) for such other exceptions and qualifications as are contained in the legal opinions referred to in Clause
                        3.2.10 (Legal opinions and comfort letters, etc.);

        7.2.4 the execution and delivery of this Agreement and the Relevant Documents to which it is expressed, in its capacity as Transferor, to be a party and each assignment or declaration of trust to be entered into by it in respect of the Receivables and the undertaking and performance by it of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under, its own applicable laws of England and Wales or Scotland, as applicable, or its Memorandum and Articles of Association and do not and will not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which it is a party or by which it or any part of its properties, undertakings, assets or revenues is bound, where such conflict, breach, infringement or default might have a material adverse effect in the context of its ability to perform its obligations as a Transferor under this Agreement or any Relevant Document to which it is expressed to be a party;

        7.2.5 there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened at the date hereof against or affecting it or any of its assets or revenues which do or will if adversely concluded, individually or in aggregate, materially and adversely affect it in the context of its ability as Transferor to perform its obligations under this Agreement or any Relevant Document to which it is expressed to be a party or any assignment or declaration of trust to be entered into by it in respect of the Receivables or in the context of the issue and offering of the Notes;

        7.2.6 all approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required in connection with the performance of its credit card business and the execution and delivery of this Agreement and each Relevant Document to which it is expressed to be a party in the manner contemplated therein, the performance of the transactions contemplated by this Agreement and each Relevant Document to which it is expressed to be a party and the fulfilment of the terms thereof have been obtained and remain, and will remain on the Issue Date, in force in all material respects. Any applicable licence under the Consumer Credit Act 1974 has been obtained and since such time has remained in force in all material respects and registration in accordance with the provisions of the Data Protection Act 1998 (as amended from time to time) has been complied with and remains in force in all material respects;

        7.2.7 a registration statement on Form S-3 (No. 333-128502), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

        7.2.8 on each Effective Date, and on the date of this Agreement and any Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder;

        7.2.9 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment or supplement thereto);

        7.2.10 on each Effective Date, the US Prospectus (if not filed pursuant to Rule 424(b) did not or will not, and on the date of filing and on each Issue Date, the US Prospectus (if filed pursuant to Rule 424(b)) will not, and at the Time of Sale and at the Issue Date, the Time of Sale Information did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Time of Sale Information (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the US Prospectus (or any amendment or supplement thereto) or the Time of Sale Information (as applicable);

        7.2.11 as of the Issue Date, the representations and warranties of the Transferor in each Transaction Document to which it is, in its capacity as Transferor, a party are true and correct in all material respects; and

        7.2.12 since the date of the financial statements of The Royal Bank of Scotland Group plc set forth in the Annual Report for the year ended 31 December 2004, a copy of which has been furnished to RBS as a Mandated Dealer (for itself and on behalf of the other Dealers), there has been no adverse change in the financial position of such Transferor which could materially and adversely affect its ability to perform its obligations under the Relevant Documents to which it is, in its capacity as Transferor, a party.

7.3 In order to induce the Dealers to subscribe for the Notes, the Loan Note Issuer represents and warrants to each Dealer and the US Distributor that:

        7.3.1 it is duly incorporated and validly existing under the laws of Jersey with full corporate power, authority and legal right to conduct its business as described in the Base Prospectus and each Final Terms (or US Prospectus and US Prospectus Supplement, as the case may be) and has full power and capacity to execute and deliver this Agreement and the Relevant Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, it has taken all necessary action to approve and to authorise the same and it is not an "ineligible issuer" (as such term is defined in Rule 405 under the Securities Act, without giving effect to clause (2) of such definition);

        7.3.2 it has not engaged in any activities since its incorporation (other than those incidental to its incorporation under relevant Jersey legislation, the matters referred to or contemplated in the Base Prospectus and each Final Terms (or US Prospectus and US Prospectus Supplement, as the case may be), this Agreement and the Relevant Documents to which it is expressed to be a party and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby and matters incidental thereto and in connection with previously issued series of loan notes of the Loan Note Issuer) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries;

        7.3.3 it is able to pay its debts as they fall due and will not become unable to do so in consequence of the execution by it of this Agreement and the Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, manager, administrator, administrative receiver or similar officer of it or of any of its assets or revenues or for the declaration of its assets "en desastre";

        7.3.4 this Agreement constitutes and the Relevant Documents to which it is expressed to be a party, upon due execution and delivery on behalf of the Loan Note Issuer, will constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

                (a) as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

                (b) as such enforceability may be limited by the effect of general principles of equity;

                (c) that obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891; and

                (d) for such other exceptions and qualifications as are contained in the legal opinions referred to in Clause
                        3.2.10 (Legal opinions and comfort letters, etc.);

        7.3.5 the execution and delivery of this Agreement and the Relevant Documents to which it is expressed to be a party and the undertaking and performance by the Loan Note Issuer of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under, the laws of Jersey or the Memorandum and Articles of Association of the Loan Note Issuer and do not and will not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which the Loan Note Issuer is a party or by which the Loan Note Issuer or any part of its properties, undertakings, assets or revenues is bound;

        7.3.6 there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened at the date hereof against or affecting the Loan Note Issuer or any of its assets or revenues;

        7.3.7 a registration statement on Form S-3 (No. 333-128502), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the Execution Time, contain only such specific additional information and other changes (beyond those contained in the latest US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

        7.3.8 on each Effective Date, and on the date of this Agreement and any Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder;

        7.3.9 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment or supplement thereto);

        7.3.10 on each Effective Date, the US Prospectus (if not filed pursuant to Rule 424(b) did not or will not, and on the date of filing and on each Issue Date, the US Prospectus (if filed pursuant to Rule 424(b)) will not and, at the Time of Sale and at the Issue Date, the Time of Sale Information did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Time of Sale Information (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the US Prospectus (or any amendment or supplement thereto) or the Time of Sale Information (as applicable);

        7.3.11 no consent, approval, authorisation or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the Loan Note Issuer for the consummation of the transactions contemplated by this Agreement, except such as have been obtained and made under the Securities Act or under state securities laws or otherwise;

        7.3.12 all approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required in connection with the execution and delivery of this Agreement and each Relevant Document to which it is expressed to be a party, the performance of the transactions contemplated by this Agreement and each Relevant Document to which it is expressed to be a party and the fulfilment of the terms thereof have been obtained and remain, and will remain on the Issue Date, in force in all material respects.

7.4 In order to induce the Dealers to subscribe for the Notes, the Receivables Trustee represents and warrants to each Dealer and the US Distributor that:

        7.4.1 it is duly incorporated and validly existing under the laws of Jersey with full corporate power, authority and legal right to conduct its business as described in the Base Prospectus and each Final Terms (or US Prospectus and each US Prospectus Supplement, as the case may be) and has full power and capacity to execute and deliver this Agreement and the Relevant Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, and the Receivables Trustee has taken all necessary action to approve and to authorise the same and it is not an "ineligible issuer" (as such term is defined in Rule 405 under the Securities Act, without giving effect to clause (2) of such definition);

        7.4.2 it has not engaged in any activities since its incorporation other than those incidental to its incorporation under relevant Jersey legislation, the matters referred to or contemplated in the Base Prospectus and each Final Terms (or US Prospectus and US Prospectus Supplement, as the case may be), this Agreement and the Relevant Documents to which it is expressed to be a party and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby and matters incidental thereto and in connection with the establishment of the receivables trust created pursuant to the Receivables Trust Deed and Trust Cash Management Agreement and in connection with previously issued series of loan notes of the Loan Note Issuer, and has neither paid any dividends nor made any distributions to its shareholders since its incorporation and has no subsidiaries or employees;

        7.4.3 the execution and delivery of this Agreement and the Relevant Documents to which it is expressed to be a party and the undertaking and performance by the Receivables Trustee of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under, the laws of Jersey or the Memorandum and Articles of Association of the Receivables Trustee and do not and will not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which the Receivables Trustee is a party or by which the Receivables Trustee or any part of its properties, undertakings, assets or revenues is bound;

        7.4.4 this Agreement constitutes and the Relevant Documents to which it is expressed to be a party, and the Investor Certificate upon due execution and delivery on behalf of the Receivables Trustee, will constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

                (a) as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors generally;

                (b) as such enforceability may be limited by the effect of general principles of equity;

                (c) that obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891; and

                (d) for such other exceptions and qualifications as are contained in the legal opinions referred to in Clause
                        3.2.10 (Legal opinions and comfort letters, etc.);

        7.4.5 it is able to pay its debts as they fall due and will not become unable to do so in consequence of the execution by it of this Agreement and the Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of the Receivables Trustee's knowledge, threatened against it, for its winding-up, dissolution arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, administrator, administrative receiver, manager or similar officer of it or of any of its assets or revenues or for the declaration of its assets "en desastre";

        7.4.6 all approvals, authorisations, consents and licences required by the Receivables Trustee for or in connection with the execution and delivery of this Agreement and the Relevant Documents to which it is expressed to be a party, the performance by the Receivables Trustee of the obligations expressed to be undertaken by it herein and therein have been obtained and are, and will on the Issue Date be, in full force and effect;

        7.4.7 a registration statement on Form S-3 (No. 333-128502), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

        7.4.8 on each Effective Date, and on the date of this Agreement and any Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder;

        7.4.9 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment or supplement thereto);

        7.4.10 on each Effective Date, the US Prospectus (if not filed pursuant to Rule 424(b) did not or will not, and on the date of filing and on each Issue Date, the US Prospectus (if filed pursuant to Rule 424(b)) will not and, at the Time of Sale and at the Issue Date, the Time of Sale Information did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Time of Sale Information (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the US Prospectus (or any amendment or supplement thereto) or the Time of Sale Information (as applicable);

        7.4.11 save as set out in Clause 6.4.6 above, no consent, approval, authorisation or order of, or filing with, any court or government agency or body is requested to be obtained or made by the Receivables Trustee for the consummation of the transactions contemplated by this Agreement, except such as have been obtained and made under the Securities Act or under state securities laws or otherwise;

        7.4.12 there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting the Receivables Trustee or any of its assets or revenues; and

        7.4.13 since the date of its incorporation, there has been no adverse change, or any development reasonably likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of the Receivables Trustee.

7.5 The representations and warranties in Clauses 7.1 to 7.4 which refer to the US Prospectus and each US Prospectus Supplement or the Registration Statement, in Clauses 7.1, 7.2, 7.3 and 7.4 which refer to the Base Prospectus and each Final Terms, and in 7.1.1, 7.2.1, 7.3.1. and 7.4.1 regarding the representing party's not being an "ineligible issuer" shall be deemed to be repeated (with reference to the facts and circumstances then subsisting) at the Execution Time of each Relevant Agreement, on each Issue Date and on each date falling on or before the Issue Date on which the Dual Use Prospectus is amended or supplemented.

8.      OBLIGATIONS

8.1     NO RECOURSE AGAINST SHAREHOLDERS AND OTHERS

        No Dealers shall have any recourse against nor shall any personal liability attach to any shareholder, officer, employee, agent or director of the Issuer, any Transferor, the Loan Note Issuer or the Receivables Trustee in his capacity as such by any Proceedings or otherwise, by virtue of any statute or otherwise and any and all personal liability for breaches by the Issuer, each Transferor, the Loan
        Note Issuer or the Receivables Trustee of any such obligations, covenants, or agreements, either at law or by statute or constitution, of every shareholder, officer, agent or director is hereby expressly waived by the Issuer, each Transferor, the Loan Note Issuer or the Receivables Trustee and each of the Dealers as a condition of and consideration for the execution of this Agreement, PROVIDED THAT no such waiver of personal liability of any shareholder, officer, agent or director of the Issuer, each Transferor, the Loan Note Issuer or the Receivables Trustee as referred to above shall apply where any liability or claim under this Agreement arises by reason of the fraud or wilful misconduct of the relevant shareholder, officer, agent or director of the Issuer, each Transferor, the Loan Note Issuer or the Receivables Trustee.

8.2 NO LIABILITY FOR OBLIGATIONS OF ISSUER, ANY TRANSFEROR, THE LOAN NOTE ISSUER AND THE RECEIVABLES TRUSTEE

        No Dealers shall have any liability for the Obligations of the Issuer, any Transferor, the Loan Note Issuer or the Receivables Trustee and nothing in this Agreement shall constitute the giving of a guarantee or indemnity or the assumption of a similar obligation by any of the Dealers in respect of the performance by the Issuer, any Transferor, the Loan Note Issuer or the Receivables Trustee of their Obligations under this Agreement.

9.      NON-PETITION AND LIMITED RECOURSE

9.1 Each of the Dealers hereby agrees with the Issuer, each Transferor, the Loan Note Issuer and the Receivables Trustee that:

        9.1.1 it shall not (and no person acting on its behalf shall) until two years after the Final Discharge Date initiate or join any person in initiating an Insolvency Event in relation to the Issuer, the Loan Note Issuer or the Receivables Trustee other than the appointment of a receiver or an administrator by the Trustee pursuant to the Trust Deed;

        9.1.2 it shall not have the right to take or join any person in taking steps against the Issuer, the Loan Note Issuer or the Receivables Trustee for the purpose of obtaining payment of any amount due from the Issuer, the Loan Note Issuer or the Receivables Trustee; and

        9.1.3 it shall not be entitled to take or join in the taking of any corporate action, legal proceedings or other procedure or steps which would result in Condition 4 not being complied with.

9.2 Each of the Dealers acknowledges that, notwithstanding any other provision hereof, all payments and all obligations of the Issuer hereunder in relation to any Series shall be equal to the lesser of the nominal amount of such obligations and the actual amount received or recovered by or for the account of the Issuer in respect of the Security relating to such Series. Each Dealer shall look solely to such sums for payments to be made by the Issuer hereunder in respect of such Series, the obligation of the Issuer to make payments in respect of the Notes of such Series being limited to such sums and no Dealer will have any further recourse to the Issuer in respect thereof. In the event that the amount due and payable by the Issuer hereunder in relation to any Series exceeds the sums so received or recovered in relation to such Series, the right of any Dealer or any person to claim payment of any amount exceeding such sums shall be extinguished.

10. COVENANT OF THE ISSUER, THE TRANSFERORS, THE LOAN NOTE ISSUER AND THE RECEIVABLES TRUSTEE

10.1 The Issuer covenants and undertakes to the Dealers that it has prepared the Dual-Use Prospectus for use in connection with the issue of the Notes and agrees with the Dealers that it will deliver to the Co-Lead Dealers on behalf of the Dealers, without charge, no later than two (2) business days after the date hereof and thereafter from time to time as requested such number of copies of the Dual Use Prospectus as RBS as a Co-Lead Dealer (for itself and on behalf of the Dealers) may reasonably request, and it will make available to each Dealer upon request, (copies of it in preliminary or proof form having already been distributed to
        it) an electronic copy and up to two copies of the Dual Use Prospectus, and the Issuer hereby consents to the use, in accordance with applicable laws and this Agreement, of the Dual Use Prospectus (including electronic forms thereof, and of any amendments or supplements thereto) by each of the Dealers;

10.2 Each of the Issuer, the Transferors, Loan Note Issuer and the Receivables Trustee severally covenants and undertakes to the Dealers, without prejudice to the rights of the Dealers under Clause 3.2 (Conditions Precedent to any Issue of Notes) and Clause 3.3 (Waiver of Conditions Precedent), that each will notify the Dealers promptly of any material change affecting the Issuer's, the Transferors', Loan Note Issuer's or the Receivables Trustee's respective representations, warranties, agreements and indemnities herein at any time prior to payment being made to the Issuer on each Issue Date and, at the Issuer's, the Transferors', Loan Note Issuer's or the Receivables Trustee's expense, as applicable, will take such steps in relation to the transactions contemplated hereby as may reasonably be requested by Dealers to remedy and/or publicise the same.

11. INDEMNITY BY THE ISSUER, THE TRANSFERORS, THE LOAN NOTE ISSUER AND THE RECEIVABLES TRUSTEE

11.1 The Issuer undertakes with the Dealers that it will indemnify and hold harmless each Dealer and their respective directors, employees and affiliates and each Relevant Party in relation to a Dealer from and against any Loss which it may incur in relation to or in connection with any breach or alleged breach by the Issuer of any of its representations and warranties hereunder or any failure by the Issuer to perform any of its undertakings and agreements made in this Agreement, PROVIDED THAT the Issuer shall not be liable to the Dealers for any such Loss arising from any statements in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) made in reliance on and in conformity with information furnished in writing by any Dealer in such capacity to the Issuer, the Receivables Trustee or the Transferors expressly for use in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) (such information as specifically identified in the relevant Subscription Agreement) and will pay to the relevant Dealer on demand an amount equal to such Loss which it or any Relevant Party may reasonably pay or incur in connection with investigating, disputing or defending any such action or claim as such costs, charges and expenses are incurred. This indemnity will be in addition to any liability which the Issuer may otherwise have.

11.2 Each Transferor undertakes with the Dealers that it will indemnify and hold harmless each Dealer and their respective directors, employees and affiliates and each Relevant Party in relation to a Dealer from and against any Loss which any of them may incur, in relation to or in connection with any breach or alleged breach by any Transferor of any of its representations and warranties hereunder or any failure by any Transferor to perform any of its undertakings and agreements made in this Agreement, PROVIDED THAT any Transferor shall not be liable to any Dealers for any such Loss arising from any statements in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) made in reliance on and in conformity with information furnished in writing by any Dealer to any Transferor, the Receivables Trustee or the Issuer expressly for use in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) (such information as specifically identified in the relevant Subscription Agreement) and will pay to the relevant Dealer on demand an amount equal to such Loss which it or any Relevant Party may reasonably pay or incur in connection with investigating, disputing or defending any such action or claim as such costs, charges and expenses are incurred. This indemnity will be in addition to any liability which each Transferor may otherwise have.

11.3 The Loan Note Issuer undertakes with the Dealers that it will indemnify and hold harmless each Dealer and their respective directors, employees and affiliates and each Relevant Party in relation to a Dealer from and against any Loss which any of them may incur or which may be made against it in relation to or in connection with any breach or alleged breach by the Loan Note Issuer of any of its representations and warranties hereunder or any failure by the Loan Note Issuer to perform any of its undertakings and agreements made in this Agreement, PROVIDED THAT the Loan Note Issuer shall not be liable to any Dealers for any such Loss arising from any statements in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) made in reliance on and in conformity with information furnished in writing by any Dealer to the Loan Note Issuer, the Receivables Trustee or the Issuer expressly for use in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may
        be) (such information as specifically identified in the relevant Subscription Agreement) and will pay to the relevant Dealer on demand an amount equal to such Loss which it or any Relevant Party may reasonably pay or incur in connection with investigating, disputing or defending any such action or claim as such costs, charges and expenses are incurred. This indemnity will be in addition to any liability which the Loan Note Issuer may otherwise have.

11.4 The Receivables Trustee undertakes with the Dealers that it will indemnify and hold harmless each Dealer and their respective directors, employees and affiliates and each Relevant Party in relation to a Dealer from and against any Loss which any of them may incur or which may be made against it in relation to or in connection with any breach or alleged breach by the Receivables Trustee of any of its representations and warranties hereunder or any failure by the Receivables Trustee to perform any of its undertakings and agreements made in this Agreement PROVIDED THAT the Receivables Trustee shall not be liable to any Dealer for any such Loss arising from any statements in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) made in reliance on and in conformity with information furnished in writing by any Dealer to the Issuer, the Receivables Trustee or any Transferors expressly for use in the Base Prospectus or any Final Terms (or US Prospectus or any US Prospectus Supplement or Time of Sale Information, as the case may be) (such information as specifically identified in the relevant Subscription Agreement) and will pay to the relevant Dealer on demand an amount equal to such Loss which it or any Relevant Party may reasonably pay or incur in connection with investigating, disputing or defending any such action or claim as such costs, charges and expenses are incurred. This indemnity will be in addition to any liability which the Receivables Trustee may otherwise have.

11.5 No Dealer shall have any duty or obligation, whether as fiduciary or trustee, for any Relevant Party or otherwise, to recover any such payment or to account to any other person for any amounts due to it under this Clause 11 (Indemnity by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee).

11.6 The Issuer, each Transferor, the Loan Note Issuer, the Receivables Trustee and each Dealer agree that, in the event that any action is brought against any of them in relation to any matter under or pursuant to this Agreement which may give rise to a claim under Clause 4.2, 11.1, 11.2, 11.3 or 11.4, as the case may be, then such person shall, after any of its officers with responsibility for the transactions contemplated by this Agreement becomes aware of the same, give notice within a reasonable time to the person or persons who may be liable to indemnify such person under any such Clause (but failure to do so shall not relieve such persons from liability).

11.7    CONDUCT OF CLAIMS

        If any claim, demand or action is brought or asserted in respect of which one or more persons (each, an "INDEMNIFIED PERSON") is entitled to be indemnified by another person (the "INDEMNIFIER") under Clause 4.2 or under this Clause 11 (Indemnity by the Issuer, the Transferors, the Loan
        Note Issuer and the Receivables Trustee) (each a "CLAIM"), the relevant Indemnified Person shall promptly notify the Indemnifier (but failure to do so shall not relieve the Indemnifier from liability) and the Indemnifier, the Indemnified Person and any Relevant Party agree to consult in good faith as to the conduct of the defence of the relevant Claim.

11.8    SETTLEMENT

        No Indemnifier shall, without the prior written consent of each Indemnified Person, settle or compromise, or consent to the entry of judgment with respect to, any pending or threatened Claim (irrespective of whether any Indemnified Person is an actual or potential defendant in, or target of, such Claim) unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person and each of its Relevant Parties from all liability arising out of the matters which are the subject of such Claim. The Indemnifier shall not be liable to pay any amount under this Clause 11 (Indemnity by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) to any Indemnified Person where the relevant Claim has been settled or compromised without its prior written consent (which shall not be unreasonably withheld).

11.9    INTERPRETATION

        The terms "AFFILIATE" and "CONTROLLED" as used in this Clause 11 (Indemnity by the Issuer, the Transferors, the Loan Note Issuer and the Receivables Trustee) have the meanings given to them by the Securities Act and the regulations thereunder.

12.     SELLING RESTRICTIONS

        Each of the parties hereto:

12.1 Schedule 1: represents, warrants and undertakes as set out in Schedule 1 (Selling Restrictions);

12.2 Subsequent changes: agrees that, for these purposes, Schedule 1 (Selling Restrictions) shall be deemed to be modified to the extent (if at all) that any of the provisions set out in Schedule 1 (Selling Restrictions) relating to any specific jurisdiction shall, as a result of change(s) in, or change(s) in official interpretation of, applicable laws and regulations after the date hereof, no longer be applicable;

12.3    Final Terms/US Prospectus Supplement: agrees that if:

        12.3.1 in the case of any Series of Notes which is the subject of a US Prospectus Supplement, any of the provisions set out in Schedule 1 (Selling Restrictions) are modified and/or supplemented by provisions of the relevant US Prospectus Supplement; and

        12.3.2 in the case of any other Series of Notes, any of the provisions set out in Schedule 1 (Selling Restrictions) are modified and/or supplemented by provisions of the relevant Final Terms;

        and notice thereof is given to the relevant Dealers by the Issuer, then, in respect of the Issuer, the Relevant Dealers and those Notes only,
        Schedule 1 (Selling Restrictions) shall be deemed to be further modified and/or supplemented to the extent described in the relevant Final Terms or, as the case may be, the US Prospectus Supplement; and

12.4 General: agrees that the provisions of Clause 12.2 (Subsequent Changes) and Clause 12.3 (Final Terms/US Prospectus Supplement) shall be without prejudice to the obligations of the Dealers contained in the paragraph headed "General" in Schedule 1 (Selling Restrictions).

13.     AUTHORITY TO DISTRIBUTE DOCUMENTS

        The Issuer hereby authorises each of the Dealers on its behalf to provide or make available to actual and potential purchasers of Notes:

13.1 Documents: copies of the Base Prospectus, the terms of any Final Terms (or US Prospectus or any US Prospectus Supplement, as the case may be) or draft of such Final Terms (or US Prospectus or any US Prospectus Supplement, as the case may be) and any other documents entered into in relation to the Programme;

13.2 Representations: information and representations consistent with the Dual Use Prospectus (and each (if any) US Prospectus Supplement or, as applicable, Final Terms) and any other documents entered into in relation to the Programme; and

13.3 Other information: such other documents and additional information as the Issuer shall supply to the Dealers or approve for the Dealers to use or such other information as is in the public domain.

14.     STATUS OF THE ARRANGER

        Each of the Dealers agrees that the Arranger has only acted in an administrative capacity to facilitate the establishment and/or maintenance of the Programme and has no responsibility to it for (a) the adequacy, accuracy, completeness or reasonableness of any representation, warranty, undertaking, agreement, statement or information in the Base Prospectus, any Final Terms, any US Prospectus Supplement, this Agreement or any information provided in connection with the Programme or (b) the nature and suitability to it of all legal, tax and accounting matters and all documentation in connection with the Programme or any Series.

15.     FEES AND EXPENSES

15.1    ISSUER COSTS AND EXPENSES

        The Issuer is responsible for payment of the proper costs, charges and expenses:

        15.1.1 Professional advisers: of the legal, accountancy and other professional advisers instructed by the Issuer in connection with the establishment and maintenance of the Programme, the preparation of the Dual Use Prospectus, the relevant Final Terms (and/or US Prospectus Supplement) or the issue and sale of any Notes or the compliance by the Issuer with its obligations hereunder or under any Relevant Agreement (including, without limitation, the provision of legal opinions and comfort letters as and when required by the terms of this Agreement or any Relevant Agreement);

        15.1.2 Dealer's advisers: of any legal and other professional advisers instructed by the Dealers or the Arranger in connection with the establishment and maintenance of the Programme;

        15.1.3 Legal Documentation: incurred in connection with the preparation and delivery of this Agreement, the Agency Agreement, the Trust Deed (and the relevant supplement to the Trust Deed, as applicable) and any Relevant Agreement, any documents required under Schedule 2 (Conditions Precedent) and any other documents connected with the Programme or any Notes;

        15.1.4 Printing: of and incidental to the setting, proofing, printing and delivery of the Base Prospectus, any Final Terms, the US Prospectus, any US Prospectus Supplement or any forms thereof and any Notes, including inspection and authentication;

        15.1.5 Agents and Trustee: of the other parties to the Agency Agreement and the Trust Deed;

        15.1.6 Admission to trading: incurred at any time in connection with the application for any Notes to be admitted to listing, trading and/or quotation by any listing authorities, stock exchanges and/or quotation systems and the maintenance of any such admission(s);

        15.1.7 SEC Filing: incurred at any time in connection with the filing of the Registration Statement, the US Prospectus and each US Prospectus Supplement with the SEC or any authority administering any state securities laws;

        15.1.8 Advertising and marketing: of any advertising, marketing and roadshow expenses agreed upon between the Issuer and the Arranger or the Mandated Dealer; and

        15.1.9 Passporting: incurred in connection with any passporting of the Base Prospectus into another member state of the European Union.

15.2    TAXES

        All payments in respect of the obligations of the Issuer under this Agreement and each Relevant Agreement shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the Issuer's taxing jurisdiction, or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law.

15.3    STAMP DUTIES

        The Issuer shall pay all stamp, registration and other similar taxes (which shall not, for the avoidance of doubt, include VAT) and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the establishment of the Programme, the issue or delivery of Notes and the entry into, execution and delivery of this Agreement, the Agency Agreement, the Trust Deed (and the relevant supplement to the Trust Deed, as applicable), each Relevant Agreement and each Final Terms (or US Prospectus and each US Prospectus Supplement, as the case may be) and shall indemnify each Dealer and the Arranger against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees) which it may incur or which may be made against it as a result or arising out of or in relation to any failure to pay or delay in paying any of the same.

15.4    REIMBURSEMENT OF SUMS IN RESPECT OF VAT

        Any reference in this Agreement or any Relevant Agreement to any fee, cost, loss, disbursement, expense or liability incurred by any party to such agreement:

        15.4.1 in respect of which such first party is to be reimbursed (or indemnified) by any other party; or

        15.4.2 the amount of which is to be taken into account in any calculation or computation,

        shall, save where the context otherwise requires, include a reference to VAT incurred (including, without limitation, under section 8 of VATA) by such first party in respect of such fee, cost, loss, disbursement, expense or liability, save to the extent that such first party is entitled to obtain credit or repayment in respect of such VAT from HM Revenue & Customs or any other tax authority.

16.     NOTICES

16.1    ADDRESSES FOR NOTICES

        All notices and communications hereunder or under any Relevant Agreement shall be made in writing and in English (by letter or fax) and shall be sent to the addressee at the address or fax number specified against its name in Schedule 4 (Notice and Contact Details) (or, in the case of a Dealer not originally party hereto, specified by notice to the Issuer and the other Dealers at or about the time of its appointment as a Dealer) and for the attention of the person or department therein specified (or as aforesaid) or, in any case, to such other address or fax number and for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

16.2    EFFECTIVENESS

        Every notice or other communication by letter, email or fax only sent in accordance with Clause 16.1 (Addresses for notices) shall be effective upon receipt by the addressee PROVIDED, HOWEVER, THAT any such notice or other communication by letter, email or fax only which would otherwise take effect (a) on a day which is not a business day in the place of the addressee or (b) after 4.00 p.m. on any particular day shall not, in either case, take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

17.     CHANGES IN DEALERS

17.1    TERMINATION AND APPOINTMENT

        The Issuer may with the prior consent of the Arranger:

        17.1.1 Termination: by 30 days' notice in writing to any Dealer (other than RBS or GCM), terminate this Agreement in relation to such Dealer (but without prejudice to any rights or obligations accrued or incurred on or before the effective date of termination and in particular the validity of any Relevant Agreement); and/or

        17.1.2 New Dealer: nominate any institution as a new Dealer hereunder in respect of the Programme, in which event, upon the confirmation by such institution of a letter in the terms or substantially in the terms set out in Schedule 5 (Form of Dealer Accession Letter) or on any other terms acceptable to the Issuer and such institution, such institution shall become a party hereto with all the authority, rights, powers, duties and obligations of a Dealer as if originally named as a Dealer hereunder; and/or

        17.1.3 Dealer for a day: nominate any institution as a new Dealer hereunder only in relation to a particular Series, in which event, upon the confirmation by such institution of a letter in the terms or substantially in the terms set out in Schedule 5 (Form of Dealer Accession Letter) or pursuant to an agreement appointing a "New Dealer" (as defined in the relevant agreement) in or substantially in the form of Schedule 3 (Pro Forma Subscription Agreement) or on any other terms acceptable to the Issuer and such institution, such institution shall become a party hereto with all the authority, rights, powers, duties and obligations of a Dealer as if originally named as a Dealer hereunder PROVIDED THAT:

                (a) such authority, rights, powers, duties and obligations shall extend to the relevant Series only; and

                (b) following the issue of the Notes of the relevant Series, the relevant new Dealer shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of the relevant Series.

        17.1.4 The Issuer shall have no right to terminate the appointment of RBS or GCM as Dealers or as Co-Lead Dealers.

17.2    RESIGNATION

        Any Dealer may, by 30 days' written notice to the Issuer, resign as a Dealer under this Agreement (but without prejudice to any rights or obligations accrued or incurred on or before the effective date of resignation and in particular the validity of any Relevant Agreement).

17.3    NOTIFICATION

        The Issuer will notify existing Dealers appointed generally in respect of the Programme and the Paying Agents of any change in the identity of other Dealers appointed generally in respect of the Programme as soon as reasonably practicable thereafter.

18.     INCREASE IN AUTHORISED AMOUNT

18.1    NOTICE

        The Issuer may, from time to time, by giving at least 30 days' notice by letter in substantially the form set out in Schedule 6 (Form of Notice of Increase of Authorised Amount) to each of the Dealers, (with a copy to the Paying Agents), request that the Authorised Amount be increased and unless notice to the contrary is received by the Issuer no later than ten days after receipt by the Dealers of the letter referred to above, each Dealer will be deemed to have given its consent to the increase in the Authorised Amount.

18.2    EFFECTIVENESS

        Notwithstanding the provisions of Clause 18.1 (Notice), no increase shall be effective unless and until:

        18.2.1 Conditions precedent: each of the Dealers shall have received in form, number and substance satisfactory to each such Dealer, further and updated copies of the documents and confirmations described in Schedule 2 (Initial Conditions Precedent) (with such changes as may be relevant having regard to the circumstances at the time of the proposed increase) and such further documents and confirmations as may be requested by the Dealers including, without limitation, a supplement to the Base Prospectus, not later than ten days after receipt by the Dealers of the letter referred to in Clause 17.1 (Notice); and

        18.2.2 Compliance: the Issuer shall have complied with all legal and regulatory requirements necessary for the issuance of, and performance of obligations under, Notes up to such new Authorised Amount, and upon such increase taking effect, all references in this Agreement to the Programme and the Authorised Amount being in a certain principal amount shall be to the increased principal amount.

19.     ASSIGNMENT

19.1    SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and shall inure for the benefit of the Issuer, the Loan Note Issuer, the Receivables Trustee, the Transferors and the Dealers and their respective successors and permitted assigns.

19.2    ISSUER, LOAN NOTE ISSUER, RECEIVABLES TRUSTEE, TRANSFERORS

        Each of the Issuer, the Loan Note Issuer, the Receivables Trustee and the Transferors may not assign its rights or transfer its obligations, other than pursuant to the Trust Deed, under this Agreement or any Relevant Agreement, in whole or in part, without the prior written consent of each of the Dealers or, as the case may be, the Relevant Dealer(s) and any purported assignment or transfer without such consent shall be void.

19.3    DEALERS

        No Dealer may assign any of its rights or delegate or transfer any of its obligations under this Agreement or any Relevant Agreement, in whole or in part, without the prior written consent of the Issuer and the Arranger and any purported assignment or transfer without such consent shall be void, except for an assignment and transfer of all of a Dealer's rights and obligations hereunder in whatever form such Dealer determines may be appropriate to a partnership, corporation, trust or other organisation in whatever form that may succeed to, or to which the Dealer transfers, all or substantially all of such Dealer's assets and business relevant to the performance of such Dealer's obligations under this Agreement or any Relevant Agreement and that assumes such obligations by contract, operation of law or otherwise. Upon any such transfer and assumption of obligations, such Dealer shall be relieved of, and fully discharged from, all obligations hereunder and any Relevant Agreement, whether such obligations arose before or after such transfer and assumption.

20.     CURRENCY INDEMNITY

20.1    NON-CONTRACTUAL CURRENCY

        Any amount received or recovered by a Dealer from the Issuer, the Transferors, the Loan Note Issuer or Receivables Trustee, in a currency other than that in which the relevant payment is expressed to be due (the "CONTRACTUAL CURRENCY") as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction or otherwise in respect of any sum due to it in connection with this Agreement, shall only constitute a discharge to the Dealer to the extent of the amount in the Contractual Currency which such Dealer is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

20.2    INDEMNITIES

        If any amount referred to in Clause 20.1 (Non-contractual currency) received or recovered by a Dealer is less than the amount in the Contractual Currency expressed to be due to such Dealer under this Agreement, the Issuer, the Transferors, the Loan Note Issuer or Receivables Trustee, as applicable, shall indemnify such Dealer against any loss sustained by such Dealer as a result. In any event, the Issuer shall indemnify such Dealer against any cost of making such purchase which is reasonably incurred.

20.3    SEPARATE OBLIGATIONS

        The indemnities referred to in Clause 20.2 (Indemnities) constitute a separate and independent obligation from the Issuer's other obligations of the Issuer, the Transferors, the Loan Note Issuer or Receivables Trustee, as applicable, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Dealer and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due in connection with this Agreement or any judgment or order. Any such loss aforesaid shall be deemed to constitute a loss suffered by the relevant Dealer and no proof or evidence of any actual loss will be required by the Issuer, the Transferors, the Loan Note Issuer or Receivables Trustee, as applicable.

21.     LAW AND JURISDICTION

21.1    GOVERNING LAW

        This Agreement and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

21.2    ENGLISH COURTS

       The courts of England have exclusive jurisdiction to settle any dispute (a "DISPUTE"), arising from or connected with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) or the consequences of its nullity.

21.3    APPROPRIATE FORUM

        The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

21.4    RIGHTS OF THE DEALERS TO TAKE PROCEEDINGS OUTSIDE ENGLAND

        Clause 21.2 (English courts) is for the benefit of the Dealers only. As a result, nothing in this Clause 21 (Law and jurisdiction) prevents the Dealers from taking proceedings relating to a Dispute ("PROCEEDINGS") in any other courts with jurisdiction. To the extent allowed by law, the Dealers may take concurrent Proceedings in any number of jurisdictions.

21.5    APPOINTMENT OF PROCESS AGENT

        Each of the Issuer, the Loan Note Issuer and the Receivables Trustee hereby appoint Clifford Chance Secretaries Limited, 10 Upper Bank Street, London, E14 5JJ, to act as its agent to accept service of process out of the English courts in relation to all matters arising out of this Agreement. If the appointment of the person mentioned above ceases to be effective the Issuer, the Loan Note Issuer or the Receivables Trustee (as the case may be) shall, on the written demand of any Co-Lead Dealer, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Co-Lead Dealers shall be entitled to appoint such a person by written notice to the Issuer, the Loan Note Issuer or the Receivables Trustee (as applicable). Nothing in this sub-clause shall affect the right of the Co-Lead Dealer to serve process in any other manner permitted by law.

21.6    CONSENT TO ENFORCEMENT ETC.

        The Issuer, the Receivables Trustee and the Loan Note Issuer consent generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which is made or given in such Proceedings.

21.7    WAIVER OF IMMUNITY

        To the extent that any party to this agreement or any Relevant Agreement may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to it or its respective assets or revenues, such party agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

22.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Agreement by signing any such counterpart.

23.     RIGHTS OF THIRD PARTIES

        Without prejudice to the rights of any shareholder, officer, employee, agent or director to rely on Clauses 8 (Obligations as Corporate Obligations) and 9 (Non-Petition and Limited Recourse) and Clause 11 (Indemnity by the Issuer, the Transferors, Loan Note Issuer and the Receivables Trustee) hereof, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                                   SCHEDULE 1
                              SELLING RESTRICTIONS

1.      GENERAL

1.1     NO ACTION TO PERMIT PUBLIC OFFERING

        Each Dealer acknowledges that, other than with respect to the registration of the Notes with the SEC under the Securities Act and the admission of the Notes to listing, trading and/or quotation by the relevant Stock Exchanges, no action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for that purpose is required.

1.2     DEALERS' COMPLIANCE WITH APPLICABLE LAWS

        Each Dealer undertakes to the Issuer that it will comply with all applicable laws and regulations in each country or jurisdiction in which it purchases, offers, sells or delivers Notes or has in its possession or distributes such offering material, in all cases at its own expense.

2.      UNITED KINGDOM

        In relation to each Series of Notes, each Relevant Dealer represents, warrants and undertakes to the Issuer and each other Relevant Dealer (if any) that:

2.1 No deposit-taking: in relation to any Notes which have a maturity of less than one year:

        2.1.1 it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and:

        2.1.2 it has not offered or sold and will not offer or sell any Notes other than to persons:

                (a) whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses; or

                (b) who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses,

                where the issue of the Notes would otherwise constitute a contravention of Section 19 of the FSMA by the Issuer;

2.2 Financial promotion: it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer;

2.3 General compliance: it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Notes in, from or otherwise involving the United Kingdom.

3.      JERSEY

3.1     DEALER'S ACKNOWLEDGEMENTS

        Each Relevant Dealer acknowledges and undertakes:

        3.1.1 that it will not offer, sell or transfer the Notes to any person resident for income tax purposes in Jersey other than financial institutions in the normal course of business;

        3.1.2 such other matters as are set out in the relevant Subscription Agreement for any Series of Notes (as may be relevant); and

        3.1.3   that it is subject to the EC Money Laundering Directives.

3.2     DEALER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

        Each Relevant Dealer hereby represents and warrants to, and agrees with, the Issuer that:

        3.2.1 it is not a resident of Jersey, Channel Islands for income tax purposes; and

        3.2.2 it is a financially sophisticated investor who is capable of evaluating the merits and risks of such investment and who has sufficient resources to be able to bear any losses which may result from such investment in the Notes.

                                   SCHEDULE 2
                          INITIAL CONDITIONS PRECEDENT

1.      CONSTITUTIVE DOCUMENTS

        A certified true copy of the memorandum and articles of association of the Issuer, each Transferor, the Loan Note Issuer and the Receivables Trustee.

2.      AUTHORISATIONS

        Certified true copies of all relevant resolutions and other authorisations required to be passed or given, and evidence of any other action required to be taken, on behalf of the Issuer, each Transferor, the Receivables Trustee and the Loan Note Issuer authorising the establishment of the Programme, the issue of Notes thereunder, the execution and delivery of the Notes, this Agreement, the Agency Agreement, the Trust Deed, any supplement relating thereto and all other documents relating to the Programme and the performance of the Issuer's obligations thereunder and the appointment of the persons named in the lists referred to in paragraph 3 below.

3.      INCUMBENCY CERTIFICATES

        In respect of the Issuer, each Transferor, the Receivables Trustee and the Loan Note Issuer a list of the names, titles and specimen signatures of the persons authorised:

        (a)     to sign on its behalf the above mentioned documents;

        (b)     to enter into any Relevant Agreement with any Dealer(s);

        (c) to sign on its behalf all notices and other documents to be delivered pursuant thereto or in connection therewith; and

        (d) to take any other action on its behalf in relation to the Programme.

4.      CONSENTS

        A certified true copy of any necessary governmental, regulatory, tax, exchange control or other approvals or consents.

5.      DEALER AGREEMENT

        The Dealer Agreement, duly executed.

6.      AGENCY AGREEMENT

        The Agency Agreement, duly executed or a conformed copy thereof.

7.      TRUST DEED

        The Trust Deed, duly executed or a conformed copy thereof.

8.      BASE PROSPECTUS AND US PROSPECTUS

        The Base Prospectus and US Prospectus.

9.      CONFIRMATION OF ADMISSION TO TRADING

        A copy of the confirmation from the UKLA or any other listing authority that the Base Prospectus has been approved as a base prospectus for the purposes of the Prospectus Directive, and of the admission of the Programme to listing on the Official List of the UK Listing Authority or any other listing authority and confirmation that Notes to be issued under the Programme will be admitted to trading on the London Stock Exchange or any other stock exchange subject only to the issue of Notes.

10.     LEGAL OPINIONS

        Legal opinions from Mourant du Feu & Jeune, Clifford Chance LLP, London, Clifford Chance US LLP, Linklaters New York, Dundas & Wilson CS LLP and Tughans in substantially the form agreed to on or about the date of this Agreement.

11.     AUDITORS' COMFORT LETTERS

        Comfort letters from auditors to the Issuer in respect of the Base Prospectus.

12.     PROCESS AGENT

        A certified copy of a letter from process agent agreeing to act as process agent for the Issuer in relation to the Dealer Agreement, the Agency Agreement, the Trust Deed (and the relevant supplement to the Trust Deed, as applicable) and the Notes.

13.     LISTING OF THE LOAN NOTES

        A copy of the confirmation from the Channel Islands Stock Exchange that or any other listing authority that the listing particulars with respect to the Loan Notes has been approved.

14.     CONTROL OF BORROWING (JERSEY) ORDER 1958 CONSENT

        The consent required pursuant to the Control of Borrowing (Jersey) Order 1958 (as amended) in respect of the issue of the Notes which shall be obtained prior to the Effective Date.

 SCHEDULE 3

                        PRO FORMA SUBSCRIPTION AGREEMENT



[GRAPHIC OMITTED]



                              ARRAN FUNDING LIMITED

                                $[7,500,000,000]

                    ARRAN FUNDING MEDIUM TERM NOTE PROGRAMME

                     SERIES [o]-[o] [o] NOTES DUE [MATURITY]



   ---------------------------------------------------------------------------

                             SUBSCRIPTION AGREEMENT

  ---------------------------------------------------------------------------

THIS AGREEMENT is made on [date]

BETWEEN:

(1) ARRAN FUNDING LIMITED, acting through its London branch, a private limited liability company incorporated in Jersey, Channel Islands with company number 88474, having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX (the "ISSUER");

(2) THE ROYAL BANK OF SCOTLAND PLC, a public limited liability company incorporated in Scotland, company number 90312, having its registered office at 36 St Andrew Square, Edinburgh, EH2 2YB, Scotland ("RBS");

(3) NATIONAL WESTMINSTER BANK PLC, a public limited liability company incorporated in England and Wales, having its registered office at 135 Bishopsgate, London EC2M 3UR ("NATWEST", and together with "RBS", the "TRANSFERORS");

(4) RBS CARDS SECURITISATION FUNDING LIMITED, a private limited liability company incorporated in Jersey, Channel Islands with company number 76199, having its registered office at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ ("LOAN NOTE ISSUER");

(5) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED a private limited company incorporated in Jersey, Channel Islands with company number 76197, having its registered office at 22 Grenville, St. Helier, Jersey JE4 8PX (the "RECEIVABLES TRUSTEE");

(6) GREENWICH CAPITAL MARKETS, INC., a company incorporated in Delaware with company number 13-3172275 acting through its office at 600 Steamboat Road, Greenwich, Connecticut 06830, United States of America ("GCM"), as US distributor and a co-lead dealer for RBS ("US DISTRIBUTOR" and "CO-LEAD DEALER");

(7) THE ROYAL BANK OF SCOTLAND PLC, acting through its Financial Markets & Global Banking business at 135 Bishopsgate, London EC2M 3UR (as the arranger and a co-lead dealer, the "ARRANGER" and "CO-LEAD DEALER" and together with GCM, the "CO-LEAD DEALER"); and

(8) [DEALER], [DEALER] and [DEALER] (the "DEALERS" which expression shall include any institution(s) appointed as a Dealer in accordance with Clause 17.1.2 (New Dealer) or Clause 17.1.3 (Dealer for a day) of the Dealer Agreement, and save as specified herein, exclude any institutions(s) whose appointment as a Dealer has been terminated in accordance with Clause 17.1.1 (Termination) of the Dealer Agreement or which has resigned in accordance with Clause 17.2 (Resignation) of the Dealer Agreement PROVIDED THAT where any such institution has been appointed as Dealer in relation to the Notes (as defined below) the expression "DEALER" or "DEALERS" shall only mean or include such institution in relation to the Notes).

WHEREAS:

(A) The Issuer has established the Arran Funding medium term note programme (the "PROGRAMME") in connection with which they have entered into a dealer agreement dated 10 November 2005 (the "DEALER AGREEMENT").

(B) Pursuant to the Dealer Agreement, the Issuer is entitled to issue Notes (as defined in the Dealer Agreement) under the Programme to institutions who become Dealers in relation to a particular Series of Notes only. Each of the Dealers is either a Dealer in relation to the Programme or has agreed to become a Dealer in relation to the Notes (as defined below) pursuant to the provisions of this Agreement.

(C) The Issuer proposes to issue [description of Notes] Notes due [maturity date] (the "Notes") and the Dealers wish to subscribe such Notes.

IT IS AGREED as follows:

1.     INTERPRETATION

1.1    RELEVANT AGREEMENT

       This Agreement is a "Relevant Agreement" as that term is defined in the Dealer Agreement and each of the Dealers is a Dealer on the terms set out in the Dealer Agreement, save as expressly modified herein. This Agreement is supplemental to, and should be read and construed in conjunction with, the Dealer Agreement. For the avoidance of doubt Clauses 8 (Obligations as Corporate Obligations) and 9 (Non- Petition and Limited Recourse) of the Dealer Agreement shall apply to this Agreement mutatis mutandis and shall be deemed to be incorporated herein.

1.2    THE NOTES

       The Notes are issued under the Programme and accordingly are Notes as defined in and for the purposes of the Dealer Agreement, the Agency Agreement, the Trust Deed and the relevant supplement to the Trust Deed.

1.3    DEFINED TERMS AND CONSTRUCTION

       All terms and expressions which have defined meanings in the Dealer Agreement shall have the same meanings in this Agreement except where the context requires otherwise or unless otherwise stated. In the event of any conflict or inconsistency between the provisions of this Agreement and the Dealer Agreement, the provisions of this Agreement shall apply. The provisions of Clauses 1.2 (Clauses and Schedules) to 1.5 (Headings) of the Dealer Agreement shall apply to this Agreement mutatis mutandis.

       "TIME OF SALE" means [ ]:[ ] [a][p].m. ([London][New York] time on [ ]. 20[ ].

       "TIME OF SALE INFORMATION" means the documents listed in Appendix I attached hereto.

2.     NEW DEALER(S)

2.1    APPOINTMENT

       It is agreed that each of [o], [o] and [o] (for the purposes of this Clause 2, each a "NEW DEALER") shall become a Dealer in accordance with sub-clause 17.1.3 (Dealer for a Day) of the Dealer Agreement upon the terms of the Dealer

       Agreement with all the authority, rights, powers, duties and obligations of a Dealer as if originally named as a Dealer under the Dealer Agreement PROVIDED THAT under sub-clause 17.1.3 thereof and this Clause 2.1:

       2.1.1 Notes only: such authority, rights, powers, duties and obligations shall extend to the Notes only; and

       2.1.2 Termination: following the issue of the Notes, each New Dealer shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of the Notes.

2.2    CONDITIONS PRECEDENT DOCUMENTS

       Each New Dealer confirms that it has received sufficient copies of such of the conditions precedent documents and confirmations listed in
       Schedule 2 (Initial Conditions Precedent) to the Dealer Agreement as it has requested, that these have been found satisfactory to it and that the delivery of any of the other documents or confirmations listed in
       Schedule 2 (Initial Conditions Precedent) to the Dealer Agreement is not required.

3.     ISSUE OF THE NOTES

3.1    [FINAL TERMS/US PROSPECTUS SUPPLEMENT]

       The Issuer confirms that it has approved a set of [Final Terms/US Prospectus Supplement] (the "[FINAL TERMS/ US PROSPECTUS SUPPLEMENT]") dated [date] in connection with the issue of the Notes and confirms that the [Final Terms/US Prospectus Supplement] is an authorised document for the purposes of Clause 12 (Authority to Distribute Documents) of the Dealer Agreement.

3.2    UNDERTAKING TO ISSUE

       The Issuer undertakes to the Dealers that, subject to and in accordance with the provisions of this Agreement, the Notes will be issued subject to Clause 5.2 (Postponed closing) on [date] (the "ISSUE DATE"), in accordance with this Agreement and the Agency Agreement.

3.3    UNDERTAKING TO SUBSCRIBE

       The Dealers undertake to the Issuer that, subject to and in accordance with the provisions of this Agreement, they will subscribe and pay for the Notes on the Issue Date [at [figure] per cent. of the aggregate principal amount of the Notes (the "ISSUE PRICE")] [plus (if the Issue Date is postponed in accordance with Clause 5.2 (Postponed closing)) any accrued interest in respect thereof]. The obligations of the Dealers under this sub-clause are several.

3.4    [FIXED PRICE RE-OFFERING

       Each Dealer represents, warrants and agrees that, prior to being notified by the Mandated Dealer that the Notes are free to trade, it has not offered or sold and will not offer or sell (and has procured and will procure that none of its subsidiaries or affiliates offers or sells) any Notes at a price less than the offered price set by the Mandated Dealer.]

3.5    [AGREEMENT AMONG DEALERS

       The execution of this Agreement on behalf of all parties hereto will constitute acceptance by each Dealer of the IPMA Agreement Among Dealers Version 1 subject to any amendment notified to such Dealer in writing at any time prior to the earlier of the receipt by the Mandated Dealer of the document appointing such Dealer's authorised signatory and its execution of this Agreement.]

3.6    LISTING AND TRADING

       The Issuer shall use its best endeavours to procure that the Notes are admitted to listing on the Official List of the UKLA and to trading on the regulated market of the London Stock Exchange.

3.7    RATINGS

       Pursuant to Clause 3.2.9 (No Adverse Change of Rating) of the Dealer Agreement, the obligations of the Dealers under sub-clause 2.2.3 (Payment of Net Proceeds) thereof and Clause 3.3 hereof are conditional upon the delivery to the Mandated Dealer of confirmation from each of the Rating Agencies that the Series [o] Notes will be rated [o]/[o]/[o] (in respect of the Class [o] Notes), [o]/[o]/[o] (in respect of the Class [o] Notes) and [o]/[o]/[o] (in respect of the Class [o] Notes).

3.8    [ADDITIONAL SELLING RESTRICTIONS

       The Dealers undertake to the Issuer that they will comply with the provisions of Appendix 1 (Additional Selling Restrictions).]

4.     FEES AND EXPENSES

4.1 In consideration of the agreement by the Dealers (including the Stabilising Manager and the Mandated Dealer) to subscribe for the Notes as aforesaid, the Issuer shall, on the Issue Date pay to the Dealers, [by way of set-off against the Issue Price of the Notes a combined management, underwriting and selling commission of [o] per cent. (the "COMBINED MANAGEMENT, UNDERWRITING AND SELLING COMMISSION ) of the aggregate principal amount of the Notes] / [the underwriting fees with respect to each of [list all classes of Notes] as more particularly described in Part A of Appendix II hereto, such fees payable by the Issuer to the Mandated Dealer on behalf of the Dealers in sterling and to be subsequently allocated among the Dealers in a manner separately agreed among them. The payment to the Mandated Dealer of such fees on the Issue Date shall satisfy the claim of the Dealers against the Issuer for such fees.]

4.2 In consideration of the agreement by the Dealers (including the Stabilising Manager and the Mandated Dealer) to subscribe for the Notes as aforesaid, subject to receipt of proper invoices for the same addressed to the Issuer, the Issuer shall be obliged to pay on demand all fees, costs and expenses of the Dealers expressed hereunder to be paid by the Issuer to the extent that such amounts have been incurred prior to the Issue Date and all costs, fees and expenses contemplated in Clauses
       15.1 and 15.3 of the Dealer Agreement.

4.3 In the event that the closing of the Issue does not take place pursuant to Clause 5 (Closing and Conditions Precedent) other than due to the negligence or wilful misconduct of the Dealers, the Issuer shall be obliged to pay all costs and expenses of the Dealers expressed hereunder to be paid by the Issuer on the Issue Date on demand following the date of postponement to the extent agreed that such amounts have been incurred prior to the Issue Date (but excluding therefrom, for the avoidance of doubt, the amounts payable under Clause 4.1).

4.4 All payments in respect of the Issuer's, and the Dealers' obligations hereunder shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the United Kingdom, the Island of Jersey or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law.

4.5 All sums payable by one party to another under or pursuant to this Agreement shall be deemed to be exclusive of any VAT chargeable on any supply for which that sum is the consideration for VAT purposes.

4.6 Where, under or pursuant to the terms of this Agreement, any party (the "SUPPLIER") makes a supply to another person (the "RECIPIENT") for VAT purposes and VAT is or becomes chargeable on such supply for which the Supplier is required to account to HM Revenue & Customs or another tax authority, the Recipient shall pay an additional amount to the Supplier equal to that VAT, PROVIDED THAT the Recipient has received a valid VAT invoice from the Supplier in respect of that supply.

5.     CLOSING

5.1    CLOSING

       Subject to Clause 5.3 (Conditions precedent), the closing of the issue shall take place on the Issue Date, whereupon:

       5.1.1 Registration of Note: the Issuer shall register the Notes, duly executed on behalf of the Issuer and in accordance with the Trust Deed and the relevant supplement to the Trust Deed, to a common depositary designated for the purpose by Euroclear and Clearstream, Luxembourg or the Depositary Trust Company for credit on the Issue Date to the accounts of Euroclear and Clearstream, Luxembourg or The Depository Trust Company, as applicable, with such common depositary;

       5.1.2 Payment of net issue proceeds: against such delivery, the Dealers shall procure the payment of the net proceeds of the issue of the Notes [(namely the Issue Price less the fees and expenses that are to be deducted pursuant to Clause 4 (Fees and Expenses))] to the Issuer by credit transfer in the currency of the Notes in immediately available funds to such account as the Issuer has designated to the Dealer, whereupon the Issuer shall procure the payment of such proceeds to the Loan Note Issuer; and

       5.1.3 Payments of fees, costs and expenses: the Issuer shall pay the fees, costs and expenses of the Dealers pursuant to Clause 4 hereof.

5.2    POSTPONED CLOSING

       The Issuer, each Transferor, the Loan Note Issuer, the Receivables Trustee and the Dealers may agree to postpone the Issue Date to another date not later than 14 days after the Issue Date, whereupon all references herein to the Issue Date shall be construed as being to that later date.

5.3    CONDITIONS PRECEDENT

       The Dealers shall only be under an obligation to subscribe and pay for the Notes if the conditions precedent set out in Clause 3.1 (Conditions precedent to first issue of Notes) and Clause 3.2 (Conditions precedent to any issue of Notes) of the Dealer Agreement have been satisfied or waived including, without prejudice to the foregoing, the receipt by the Dealers on the [Issue Date]/[last day preceding the Issue Date on which banks are open for general business and on which dealings in foreign currency may be carried on in London (the "PRE-CLOSING DATE")] of the following:

       5.3.1  legal opinions dated the Issue Date:

              (a) addressed to the Dealers, the Trustee, the Issuer, each Transferor, the Loan Note Issuer and the Receivables Trustee from Clifford Chance LLP, London and Clifford Chance US LLP and Linklaters; and

              (b) addressed to the Dealers, the Trustee, the Issuer, each Transferor, the Loan Note Issuer and the Receivables Trustee from (1) Mourant du Feu & Jeune, Jersey counsel,
                     (2) Dundas & Wilson, Scottish counsel and (3) Tughans, Northern Irish counsel,

              such legal opinions being in substantially a form agreed by the Mandated Dealer;

       5.3.2 closing certificates dated the Issue Date, addressed to the Dealers and signed by a director or other duly authorised person on behalf of each of the Issuer, each Transferor, the Loan Note Issuer and the Receivables Trustee, as appropriate, each such certificate being in substantially a form agreed by the Mandated Dealer;

       5.3.3 an incumbency certificate addressed to the Dealers and signed by a director or other duly authorised person on behalf of the Issuer, such certificate being in substantially a form agreed by the Mandated Dealer;

       5.3.4 a signing comfort letter dated the date of this Agreement in relation to the Issuer, the Loan Note Issuer and the Receivables Trustee addressed, inter alios, to the Dealers from Deloitte & Touche LLP, each such letter being in substantially a form agreed by the Mandated Dealer; and

       5.3.5 a closing comfort letter dated the Issue Date in relation to the Issuer, the Loan Note Issuer and the Receivables Trustee addressed, inter alios, to the Dealers from Deloitte & Touche LLP, each such letter being in substantially a form agreed by the Mandated Dealer.

5.4    CONDITIONS PRECEDENT WAIVER

       The Dealers acknowledge and agree that pursuant to sub-clause 3.3.3 of the Dealer Agreement, the Mandated Dealer may, in its absolute discretion, waive any of the conditions precedent in Clause 3.1 and 3.2 of the Dealer Agreement and herein and such waiver shall be given on behalf of and be binding on the other Dealers.

6.     SURVIVAL

       The provisions of this Agreement shall continue in full force and effect notwithstanding the completion of the arrangements set out herein for the issue of the Notes and regardless of any investigation by any party hereto.

7.     TIME

       Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

8.     NOTICES

       Any notification hereunder to the Issuer shall be made in accordance with the provisions of Clause 15 (Notices) of the Dealer Agreement and, in the case of notification to the Dealers, shall be to the Dealers by telex or fax or in writing at:

       [                  ]
       Telex:             [    ]
       Fax:               [    ]
       Attention:         [    ]

9.     GOVERNING LAW AND JURISDICTION

       This Agreement is governed by, and shall be construed in accordance with, English law. The provisions of Clause 21 (Law and Jurisdiction) of the Dealer Agreement shall be deemed to be incorporated by reference into this Agreement mutatis mutandis.

10.    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Agreement by signing any such counterpart.

11.    RIGHTS OF THIRD PARTIES

       Without prejudice to the rights of any shareholder, officer, employee, agent or director to rely on Clauses 8 (Obligations as Corporate Obligations) and 9 (Non-Petition and Limited Recourse) of the Dealer Agreement incorporated herein by virtue of Clause 1.1 of this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

                                   APPENDIX 1
                            TIME OF SALE INFORMATION

1. [The prospectus that forms part of post-effective amendment No. [ ] to the Registration Statement]

2. [The preliminary prospectus supplement filed with the US Securities and Exchange Commission on [ ]]

3. [The free writing prospectus dated [ ], filed with the US Securities and Exchange Commission on [ ]

                                   APPENDIX II

                                      FEES


                                     PART A

                                UNDERWRITING FEES


----------------------------- ------------------------ -------------------------
        CLASS A                      CLASS B                  CLASS C
----------------------------- ------------------------ -------------------------
          [o]                           [o]                    [o]
----------------------------- ------------------------ -------------------------

The underwriting fees set out above apply to the principal amount on issue of each relevant Class, payable in sterling pursuant to a US$/Sterling exchange rate of $[o]/(pound)[o].



                                     PART B

                             UNDERWRITING LIABILITY


---------------------------------- -------------- --------------- --------------
                                      CLASS A        CLASS B         CLASS C
---------------------------------- -------------- --------------- --------------
THE ROYAL BANK OF SCOTLAND PLC          [o]            [o]             [o]
---------------------------------- -------------- --------------- --------------
GREENWICH CAPITAL MARKETS, INC.         [o]            [o]             [o]
---------------------------------- -------------- --------------- --------------
[o]                                     [o]            [o]             [o]
---------------------------------- -------------- --------------- --------------
[o]                                     [o]            [o]             [o]
---------------------------------- -------------- --------------- --------------
[o]                                     [o]            [o]             [o]
---------------------------------- -------------- --------------- --------------
TOTAL                                   [o]            [o]             [o]
---------------------------------- -------------- --------------- --------------

                                  [APPENDIX III
                        ADDITIONAL SELLING RESTRICTIONS]

[If relevant]

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Issuer
[ISSUER]

By:

The Dealers
[    ]

[    ]

[    ]

By:

                                   SCHEDULE 4

                           NOTICE AND CONTACT DETAILS

THE ISSUER

ARRAN FUNDING LIMITED

Address:          22 Grenville Street
                  St. Helier,  Jersey JE4 8PX

                  Tel:     00 44 1534 609 000
                  Fax:     00 44 1534 609 333
                  Attention: MIFA J Corporate 6


THE TRANSFEROR

THE ROYAL BANK OF SCOTLAND PLC

Address:          280 Bishopsgate
                  London  EC2M 3UR

                  Tel:     +44 207 0856587
                  Fax:     +44 207 0856593
                  Attention: Dean Fensome


THE TRANSFEROR

NATIONAL WESTMINSTER BANK PLC

Address:          280 Bishopsgate
                  London  EC2M 3UR

                  Tel:     +44 207 085 6587
                  Fax:     +44 207 085 6593
                  Attention: Dean Fensome


THE LOAN NOTE ISSUER

RBS CARDS SECURITISATION FUNDING LIMITED

Address:          Royal Bank House
                  71 Bath Street
                  St. Helier, Jersey JE4 8PJ

                  Tel:     +44 1534 285 200
                  Fax:     +44 1534 285 222
                  Attention: Company Secretariat Department (Jacy Huet)

THE RECEIVABLES TRUSTEE

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

Address:          22 Grenville Street
                  St. Helier, Jersey JE4 8PX

                  Tel:     00 44 1534 609 000
                  Fax:     00 44 1534 609 333
                  Attention: MIFA J Corporate 6


THE US DISTRIBUTOR & Co-Lead Dealer

GREENWICH CAPITAL MARKETS, INC.


Address:   600 Steamboat Road       with a copy to:      600 Steamboat Road
           Greenwich, CT  06830                          Greenwich, CT  06830
Tel:       001 203 618 6217                              001 203 625 6072
Fax:       001 203 422 4487                              001 203 422 4072
Attention: Daniel P. McGarvey                            James M. Esposito



THE CO-LEAD DEALER

THE ROYAL BANK OF SCOTLAND PLC

Address:          135 Bishopsgate
                  London  EC2M 3UR

Tel:              0207 085 5000

Fax:              0207 085 1534

Attention:        Head of ABS Syndicate

                                   SCHEDULE 5

                         FORM OF DEALER ACCESSION LETTER

[New Dealer]
[Address]

Dear Sirs

ARRAN FUNDING LIMITED
[UK ADDRESS]
[CURRENCY][AMOUNT]
ARRAN FUNDING MEDIUM TERM NOTE PROGRAMME

We refer to our Arran Funding Medium Term Note Programme (the "PROGRAMME") for the issuance of notes, in connection with which we have entered into a dealer agreement dated 10 November 2005 (the "DEALER AGREEMENT"). All terms and expressions which have defined meanings in the Dealer Agreement shall have the same meanings in this letter except where the context requires otherwise or unless otherwise stated.

We have pleasure in inviting you to become a Dealer upon the terms of the Dealer Agreement [but only in respect of [specify Series of Notes (the "NOTES")]], a copy of which has been supplied to you by us.

We are enclosing such copies of the conditions precedent as set out in Schedule 2 (Initial Conditions Precedent) to the Dealer Agreement as you have requested together with copies of any updates or supplements thereto as have been delivered to the existing Dealers. In addition, we enclose letters from Clifford Chance and [ ] entitling you to rely on the original letters referred to therein.

Please return a copy of this letter to us signed by an authorised signatory whereupon you will become a Dealer for the purposes of the Dealer Agreement with [,subject as hereinafter provided,] all the authority, rights, powers, duties and obligations of a Dealer under the Dealer Agreement [except that, following the issue of the Notes, you shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of the Notes].

This letter is governed by, and shall be construed in accordance with, English law. The provisions of Clause 20 (Law and Jurisdiction) of the Dealer Agreement shall apply to this letter as if set out herein in full.

Yours faithfully

ARRAN FUNDING LIMITED
[UK Address]
By:

CONFIRMATION

We hereby accept our appointment as a Dealer under the Dealer Agreement upon the terms of this letter [but only in respect of [specify Series of Notes]].

We confirm that we are in receipt of all the documents which we have requested and have found them to be satisfactory.

For the purposes of the Dealer Agreement our communication details are as set out below.

[NEW DEALER]

By:

Date:

Address:        [                                                              ]
[Telex:         [number                      and                    answerback]]
Fax:            +                                                      [number]
Attention:      [name or department]

[copies to:

(i) all existing Dealers who have been appointed in respect of the Programme generally;

(ii)   the existing Paying Agents]

                                   SCHEDULE 6

                 FORM OF NOTICE OF INCREASE OF AUTHORISED AMOUNT

To:      [list all current Dealers appointed in
       respect of the Programme generally, and each of the Paying Agents]



CC:      RBS, as Arranger



Dear Sirs,


ARRAN FUNDING LIMITED [JERSEY ADDRESS]
[CURRENCY][AMOUNT]
ARRAN FUNDING MEDIUM TERM NOTE PROGRAMME



We refer to our Arran Funding Medium Term Note Programme (the "PROGRAMME") for the issuance of notes, in connection with which we have entered into a dealer agreement dated 10 November 2005 (the "DEALER AGREEMENT"). All terms and expressions which have defined meanings in the Dealer Agreement shall have the same meanings in this letter except where the context requires otherwise or unless otherwise stated.



Pursuant to Clause 17 (Increase in Authorised Amount) of the Dealer Agreement, we hereby request that the Authorised Amount of the Programme be increased from [currency] [amount] to [currency] [amount] with effect from [date] or such later date upon which the requirements of Clause 17.2 (Effectiveness) of the Dealer Agreement shall be fulfilled, subject always to the provisions of Clause 17.2 (Effectiveness) of the Dealer Agreement.



Unless we receive notice to the contrary from you no later than ten days after your receipt of this letter, you will (subject to our compliance with all matters contemplated in Clause 18.2 (Effectiveness) of the Dealer Agreement) be deemed to have consented to the increase in the Authorised Amount.



From the date upon which the increase in the Authorised Amount becomes effective, all references in the Dealer Agreement to the Programme and the Authorised Amount being in a certain principal amount shall be to the increased principal amount as specified herein.

This letter is governed by, and shall be construed in accordance with, English law. The provisions of Clause 20 (Law and Jurisdiction) of the Dealer Agreement shall apply to this letter as if set out herein in full.



Yours faithfully,



                              ARRAN FUNDING LIMITED

                                   SIGNATURES

THE ISSUER

ARRAN FUNDING LIMITED

By:



THE LOAN NOTE ISSUER

RBS CARDS SECURITISATION FUNDING LIMITED

By:



THE RECEIVABLES TRUSTEE

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

By:

                                 THE TRANSFERORS

                         THE ROYAL BANK OF SCOTLAND PLC

                                       By:



                          NATIONAL WESTMINSTER BANK PLC

                                       By:

                     THE US DISTRIBUTOR AND CO-LEAD DEALER

                          GREENWICH CAPITAL MARKETS INC

                                       By:



                          ARRANGER AND CO-LEAD DEALER


                         THE ROYAL BANK OF SCOTLAND PLC

                                       By: